UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a–101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

Both Extended Stay America, Inc. and ESH Hospitality, Inc. have securities that have been registered under the Securities Act of 1933, as amended, which are publicly traded and listed on the New York Stock Exchange as paired shares. Each paired share consists of one share of common stock of Extended Stay America, Inc. that is attached to and trades as a single unit with one share of Class B common stock of ESH Hospitality, Inc. Accordingly, the Proxy Statements of Extended Stay America, Inc., and its controlled subsidiary, ESH Hospitality, Inc., are each included in this filing on Schedule 14A. Each registrant hereto is filing on its own behalf all of the information contained in this filing that relates to such registrant. Each registrant hereto is not filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

April 15, 2014

To the Shareholders of Extended Stay America, Inc.:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc., on Wednesday, May 21, 2014 at 10:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, (iii) approve, on an advisory basis, the compensation of our named executive officers, (iv) determine, on an advisory basis, the frequency with which shareholders will participate in any advisory vote on executive compensation, and (v) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in Extended Stay America, Inc.

Sincerely,

James L. Donald	Douglas G. Geoga
Chief Executive Officer	Chairman of the Board

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

extendedstayamerica.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc. (“Extended Stay”) will be held on Wednesday, May 21, 2014 at 10:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2015 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	To approve, on an advisory basis, the compensation paid to our named executive officers;

•	To determine, on an advisory basis, the frequency with which shareholders will participate in any advisory vote on executive compensation; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on March 21, 2014 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 15, 2014.

By Order of the Board of Directors,

Ross W. McCanless

Chief Legal Officer, General Counsel and Secretary

Charlotte, North Carolina

April 15, 2014

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2013 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

EXTENDED STAY AMERICA, INC.

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2014

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Extended Stay America, Inc., a Delaware corporation, of proxies to be voted at our 2014 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Wednesday, May 21, 2014, at 10:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to the “Corporation,” “Extended Stay America,” “we,” “us,” and “our” refer to Extended Stay America, Inc. and its subsidiaries, excluding ESH Hospitality, Inc. (“ESH REIT”). All references in this Proxy Statement to the “Company” refer to the Corporation, ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.extendedstayamerica.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2013 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the 7 director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014;

•	An advisory vote on the Corporation’s executive compensation;

•	An advisory vote on the frequency of advisory votes on the Corporation’s executive compensation; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on March 21, 2014 (the “Record Date”), you owned shares of the Corporation’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: Corporation common stock, $0.01 par value per share, and Corporation voting preferred stock, $0.01 per share. Each share of Corporation common stock is attached to and trades as a single unit with a share of Class B common stock of ESH Hospitality, Inc., par value $0.01 per share, (a “Paired Share”). Shares of the Corporation voting preferred stock are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 204,746,573 shares of Corporation common stock outstanding and 21,202 shares of Corporation voting preferred stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of Corporation common stock is entitled to one vote and each share of Corporation voting preferred stock is entitled to one vote. The Corporation common stock and Corporation voting preferred stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of Corporation common stock and Corporation voting preferred stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?

1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term.

You may:

(i) vote FOR the election of all nominees named herein;

(ii) withhold authority to vote for all such nominees; or

(iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

Proposal	How may I vote?	How does the Board recommend that I vote?

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

3. An advisory vote on the Corporation’s executive compensation.	You may vote FOR or AGAINST the advisory vote on executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

4. An advisory vote on the frequency of advisory votes on the Corporation’s executive compensation.	You may vote in favor of the Corporation seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote in favor of the Corporation seeking an advisory vote on executive compensation EVERY THREE YEARS.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to March 21, 2014, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to the Corporation’s Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

•	FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

•	FOR EVERY THREE YEARS, on an advisory basis, of the frequency of advisory votes on the Corporation’s executive compensation.

What votes need to be present to hold the Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum.

Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors, the advisory vote on the Corporation’s executive compensation and the advisory vote on the frequency of advisory votes on the Corporation’s executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. An advisory vote on the Corporation’s executive compensation.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

4. An advisory vote on the frequency of advisory votes on the Corporation’s executive compensation.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Trust & Transfer Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2013 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2013 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2013 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2013 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2015 annual meeting of shareholders?

December 12, 2014 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2015 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2015 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than January 21, 2015 and no later than February 20, 2015. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

BACKGROUND OF THE COMPANY

On November 18, 2013, the Corporation and ESH REIT completed their initial public offering of Paired Shares. Prior to the completion of the Corporation’s and ESH REIT’s initial public offering, we restructured and reorganized our existing business through a series of transactions (collectively, as described more fully below, the “Pre-IPO Transactions”). Ownership of Paired Shares gives investors an ownership interest in our hotel properties through ESH REIT and in the operation of our business through the Corporation.

Prior to the Pre-IPO Transactions, ESH Hospitality Holdings LLC, a Delaware limited liability company (“Holdings”), owned all of ESH REIT’s then outstanding common units. Prior to the Pre-IPO Transactions, Centerbridge Partners L.P., Paulson & Co. Inc., The Blackstone Group, L.P. and their affiliates (collectively, the “Sponsors”) owned an approximately 99% interest in Holdings and the remaining interests were owned by certain members of the board of managers of Holdings and employees of HVM LLC (“HVM”). Prior to the Pre-IPO Transactions, the Operating Lessees were each taxable REIT subsidiaries that leased the hotel properties from ESH REIT pursuant to operating leases. HVM was an eligible independent contractor, within the meaning of Section 856(d)(9) of the Code, that managed the hotel properties pursuant to management agreements with the Operating Lessees. Subsidiaries of ESH Hospitality Strategies LLC, a Delaware limited liability company (“ESH Strategies”), owned the trademarks and licensed their use to the Operating Lessees pursuant to trademark license agreements.

Following the Pre-IPO Transactions, the Corporation, through its direct wholly-owned subsidiaries, now leases the hotel properties from ESH REIT, owns the trademarks related to the business and self-manages the hotel properties. In addition, the Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 55% of the outstanding shares of common stock of ESH REIT.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. Each of the nominees currently is a director of the Corporation. If our shareholders elect these directors, then the directors will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
James L. Donald	60	Chief Executive Officer and Director
Douglas G. Geoga	58	Chairman of the Board
William A. Kussell	55	Director
Richard F. Wallman	63	Director
A.J. Agarwal	47	Director
Michael A. Barr	43	Director
William D. Rahm	35	Director

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors:

James L. Donald has served as Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation since November 2013. Mr. Donald served as Chief Executive Officer of HVM from February 2012 to November 2013. From October 2009 until March 2011, Mr. Donald served as the President and Chief Executive Officer of Haggen, Inc., the Pacific Northwest’s largest independent grocer. Previously, Mr. Donald was President and Chief Executive Officer and a director of Starbucks Corporation from April 2005 to January 2008. From October 2004 to April 2005, Mr. Donald served as Starbucks’ CEO designate. From October 2002 to October 2004, Mr. Donald served as President of Starbucks, North America. Prior to joining Starbucks, Mr. Donald served from October 1996 to October 2002 as Chairman, President and Chief Executive Officer of Pathmark Stores, Inc., a supermarket chain. He has also served in a variety of senior management positions with Albertson’s, Inc., Safeway, Inc. and Walmart Stores, Inc. Mr. Donald currently serves on the board of directors of Barry Callebaut AG.

As our Chief Executive Officer, Mr. Donald provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Donald’s over 35 years experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of Holdings and ESH Strategies Holdings LLC (“Strategies Holdings”) from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a

privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Since October 2012, Mr. Geoga has also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. From November 2002 until December 2009, Mr. Geoga served as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors of Kemper Corporation.

Mr. Geoga was appointed by the Sponsors to serve on the Board. Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

William A. Kussell has served as a director of the Corporation since July 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from October 2010 to November 2013. Mr. Kussell is an Operating Partner at Advent International, focusing on the North American Consumer Retail Segment. He has been at Advent International since January 2010. Prior to joining Advent International, he was President and Chief Brand Officer for Dunkin Donuts Worldwide from 1995 through 2009.

Mr. Kussell’s experience as the president of a retail food company with a well-known brand brings to the Board a deep understanding of the operational, governance and strategic matters involved in running a large scale corporation.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Industries, Inc., Convergys Corporation, Tornier N.V. and Charles River Laboratories International, Inc.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect the Corporation. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

A.J. Agarwal has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Agarwal is a Senior Managing Director in Blackstone’s Real Estate Group. Mr. Agarwal oversees the global core and core plus real estate business for the Real Estate Group. Mr. Agarwal joined Blackstone in 1992. Prior to joining the Real Estate Group in 2010, Mr. Agarwal was a member of Blackstone’s Financial Advisory Group, leading the firm’s advisory practice in a number of areas, including real estate and leisure/lodging. He also serves on the board of directors of Brixmor Property Group, Inc.

Mr. Agarwal was appointed by Blackstone to serve as a director of the Corporation. Mr. Agarwal’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

Michael A. Barr has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Barr is a Partner at Paulson & Co., Inc. and serves as the Portfolio Manager for the Paulson Real Estate Funds, where he is responsible for all aspects of the real estate private equity business. Mr. Barr joined Paulson in 2008. From 2001 through 2008, Mr. Barr worked within the Lehman Brothers Real Estate Private Equity Group, serving most recently as a Managing Director of the firm and a principal of Lehman Brothers Real Estate Partners. Prior to joining Lehman Brothers, Mr. Barr served as a principal and a member of the Investment Committee of Westbrook Partners. He began his career in the Real Estate Investment Banking group at Merrill Lynch & Co. He also serves on the board of directors of William Lyons Homes, Inc.

Mr. Barr was appointed by Paulson to serve as a director of the Corporation. Mr. Barr’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

William D. Rahm has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Rahm is a Senior Managing Director at Centerbridge Partners, L.P., which he joined at its inception in 2006. He currently focuses on investments in the real estate, gaming and lodging sectors. Prior to joining Centerbridge, Mr. Rahm was a member of Blackstone’s Real Estate Private Equity group, where he completed investments in lodging businesses and real estate. He also serves on the board of directors of Brixmor Property Group, Inc. and Carefree Communities, Inc.

Mr. Rahm was appointed by Centerbridge to serve as a director of the Corporation. Mr. Rahm’s extensive experience in real estate, lodging and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

Each of Messrs. Agarwal, Barr, Geoga and Rahm were recommended as director nominees by the Sponsors, which own the majority of our outstanding equity, pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga, Kussell and Wallman are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that the Corporation is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

We have adopted the Extended Stay America, Inc. Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which provide a framework for the governance of the Corporation as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter. However, the Corporation may choose to forego annual evaluations of the Nominating and Governance Committee and the Compensation Committee pursuant to exemptions provided for “controlled companies” under the rules of the NYSE, as described further below.

The Corporate Governance Guidelines are posted on our website at www.extendedstayamerica.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Corporation and the Corporation’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to the principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on our website at www.extendedstayamerica.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

The Board has determined that we are a “controlled company” under the rules of the NYSE and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements of the NYSE. Pursuant to the “controlled company” exception to the Board and committee composition requirements, we are exempt from the rules that require that:

•	a majority of the Board consist of independent directors;

•	the Corporation have a nominating/corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the Corporation have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The “controlled company” exception does not modify the independence requirements for the Audit Committee. Our Audit Committee is currently comprised entirely of independent directors.

The Board consists of seven directors. The current directors are listed under “Proposal 1—Proposal to Elect Directors” above. Our Amended and Restated Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal. Our Board has affirmatively determined that Messrs. Geoga, Kussell and Wallman are independent under the rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of the Corporation. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Since the initial public offering, Mr. Donald has served as our Chief Executive Officer and Mr. Geoga has served as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate at this time in light of the Sponsors’ ownership of over 80% of our outstanding equity. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Donald and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular’s committee’s expertise or charter. The Audit Committee assists the Board with oversight of our material financial risk exposures and our material financial statement and financial reporting risks. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions from other directors regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related

Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’ right to nominate directors. The Nominating and Corporate Governance Committee considers all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which a candidate would fill a present need on the Board. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Corporation’s business and structure. Shareholders may also nominate directors for election at the Corporation’s annual shareholders meeting by following the provisions set forth in the Corporation’s Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.

Meetings of the Board and Committees

The Corporation was incorporated on July 8, 2013, and did not engage in any business or activities, other than in connection with the Pre-IPO Transactions, until November 2013. During 2013, the Board held two meetings. All of the directors who served during 2013 attended at least 75% of the total meetings of the Board and each of the board committees on which such director served during their respective tenure. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Independent directors meet in a private session that excludes management and affiliated directors at least once per year.

Communications with the Board

Shareholders wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel of the Corporation, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. In accordance with the applicable rules of the NYSE, we rely on exceptions that allow us to phase in compliance with the applicable committee independence standards.

The following table shows the membership of each committee of our Board as of December 31, 2013, and the number of meetings held by each committee during 2013:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair
A.J. Agarwal			X
Michael A. Barr			X
James L. Donald
William A. Kussell	X		Chair
William D. Rahm		X
Richard F. Wallman	Chair	X
Number of 2013 Meetings	3	1	1

*	Mr. Geoga was appointed Chairman of the Board on November 12, 2013.

Audit Committee

The Audit Committee consists of Messrs. Geoga, Kussell and Wallman. Mr. Wallman is the Chairman of the Audit Committee. The Board has determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Geoga, Mr. Kussell and Mr. Wallman are independent as independence is defined in Rule 10A-3 of the Exchange Act, and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

Compensation Committees

The Compensation Committee consists of Messrs. Geoga, Rahm and Wallman. Mr. Geoga is the Chairman of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our stock-based compensation, incentive and benefit plans for all plan participants;

•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of the Corporation;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and the Corporation’s organizational documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Agarwal, Barr and Kussell. Mr. Kussell is Chairman of the Nominating and Corporate Governance Committee.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Geoga, Rahm and Wallman. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2013, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as the member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, Chief Marketing Officer and Chief Operating Officer, four times the executive’s base salary, in the case of our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

The Corporation’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of the Corporation from effecting hedging or similar monetization transactions with respect to Paired Shares.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte also served as our independent registered accounting firm for fiscal year 2013. The services provided to us by Deloitte in fiscal year 2013 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Corporation’s independent registered public accounting firm for 2014. Accordingly, shareholder approval is not required to appoint Deloitte as the Corporation’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If the Corporation’s shareholders do not ratify the selection of Deloitte as the Corporation’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Corporation’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF EXTENDED STAY AMERICA, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

For the years ended December 31, 2013 and December 31, 2012, professional services were performed by Deloitte for the Corporation and its subsidiaries. The following is a description of such services and the fees billed by Deloitte in relation thereto.

Type of Fees	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees(1)	$4,308,171	$1,127,069
Audit-Related Fees(2)	97,072	43,468
Tax Fees(3)	771,170	704,370
All Other Fees	—	—
Total	$5,176,413	$1,874,907

(1)	Audit fees for 2013 consist of fees for the audit of the Company’s annual consolidated and combined financial statements included in our combined annual report on Form 10-K, quarterly reviews of the Company’s consolidated and combined financial statements included in our quarterly report on Form 10-Q, the annual audit and quarterly reviews of the Company’s subsidiary, ESH REIT, accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings, including the registration statement on Form S-1. Fees for 2013 also include fees for services provided by Deloitte in connection with our initial public offering. Fees for 2012 consist of fees for the annual audit and quarterly review of ESH REIT and predecessor entities.
(2)	Audit-related fees for 2013 and 2012 consist primarily of fees for internal controls review and the audits required in connection with our benefit plans.
(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as the Corporation’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that do not constitute more than 5% of the total amount of revenues paid by the Corporation to Deloitte during the fiscal year the non-audit services were provided and were not recognized by the Corporation to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. Subsequent to our initial public offering, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.extendedstayamerica.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently composed of Messrs. Wallman, Geoga and Kussell, with Mr. Wallman serving as Chairman. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.extendedstayamerica.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in the Corporation’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte & Touche LLP (“Deloitte”), the Corporation’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and the Corporation and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as the Corporation’s independent registered public accounting firm for 2014.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

William A. Kussell

EXECUTIVE OFFICERS

The following table sets forth the name and age of each executive officer of the Corporation, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
James L. Donald	60	Chief Executive Officer and Director
Peter J. Crage	52	Chief Financial Officer
Thomas Seddon	45	Chief Marketing Officer
Jonathan S. Halkyard	49	Chief Operating Officer
Victoria Plummer	40	Executive Vice President, Hotel Operations
M. Thomas Buoy	45	Executive Vice President, Pricing and Revenue Optimization
Ross W. McCanless	56	Chief Legal Officer, General Counsel and Secretary
Robert J. Joyce	68	Executive Vice President, Human Resources
Howard J. Weissman	45	Corporate Controller

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors:

Peter J. Crage has served as Chief Financial Officer of the Corporation and ESH REIT since November 2013 and served as Chief Financial Officer of HVM from July 2011 to November 2013. From July 2005 to June 2011, Mr. Crage served as the Executive Vice President and Chief Financial Officer of Cedar Fair Entertainment Company, a regional amusement-resort company. Prior to that, he served as Cedar Fair’s Corporate Controller and Treasurer.

Thomas Seddon has served as Chief Marketing Officer of the Corporation since November 2013 and served in the same position at HVM from April 2012 to November 2013. From November 2007 to July 2011, Mr. Seddon served as Chief Marketing Officer of InterContinental Hotels Group PLC. Mr. Seddon also served as Chief Executive Officer of Subway Franchisee Advertising Fund Trust from December 2004 to April 2007. From November 1994 to December 2004, Mr. Seddon served in a variety of brand management, technology and pricing roles with InterContinental Hotels Group PLC, including Senior Vice President, Americas Brands and Senior Vice President, Strategic Services.

Jonathan S. Halkyard has served as Chief Operating Officer of the Corporation since November 2013 and served in the same position at HVM from September 2013 to November 2013. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (2002 to 2005), Treasurer (2003 to 2010), Senior Vice President (2005 to 2010), Executive Vice President (2010 to 2012) and Chief Financial Officer (2006 to 2012). Mr. Halkyard currently serves on the board of directors of Dave & Buster’s, Inc.

Victoria Plummer has served as Executive Vice President, Hotel Operations of the Corporation since November 2013 and served in the same position at HVM from September 2007 to November 2013. Ms. Plummer has held positions of increasing responsibility since joining Extended Stay in 1998, including as General Manager and Regional Director. Prior to 1998, Ms. Plummer served as a General Manager with La Quinta Inns Inc. Ms. Plummer served as an executive officer of Homestead Village LLC, the Company’s predecessor entity, at the time it filed for protection under the Bankruptcy Code in June 2009.

M. Thomas Buoy has served as Executive Vice President, Pricing and Revenue Optimization of the Corporation since November 2013 and served in the same position at HVM from August 2011 to November

2013. From December 1999 to August 2011, Mr. Buoy held various positions with Morgans Hotel Group Co. (formerly Ian Schrager Hotels). He served as Corporate Director of Revenue Management from December 1999 to 2002, as Vice President of Distribution and Revenue Management from 2002 to 2005, as Senior Vice President of Distribution and Revenue Management from 2005 to 2007 and as Senior Vice President of Customer Marketing and Revenue Management from 2007 to 2011. Mr. Buoy also served as a Manager in Ernst & Young’s Hospitality Services Group.

Ross W. McCanless has served as Chief Legal Officer, General Counsel and Secretary of the Corporation and Chief Legal Officer and Secretary of ESH REIT since November 2013 and served as Chief Legal Officer of HVM from May 2012 to November 2013 and General Counsel from April 2013 to November 2013. From June 2006 to May 2012, he was a private investor. From May 2003 to May 2006, Mr. McCanless was Senior Vice President, General Counsel and Secretary of Lowe’s Companies, Inc. From June 1989 to August 2003, Mr. McCanless held various positions with Food Lion, LLC (later Delhaize America, Inc.) including General Counsel (1989 to 1999), Chief Executive Officer (1999 to 2002) and Vice-Chairman (2002 to 2003). Mr. McCanless currently serves on the board of directors of Kewaunee Scientific Corporation.

Robert J. Joyce has served as Executive Vice President, Human Resources of the Corporation since November 2013 and served in the same position at HVM from June 2012 to November 2013. From October 2008 to April 2011, Mr. Joyce served as President of Cranbury Advisors, a consulting services company specializing in human resources, labor relations and customer service. From April 2000 to May 2008, Mr. Joyce served as the Executive Vice President, Human Resources and Customer Relations of Pathmark Stores, Inc., a supermarket chain, and was responsible for all human resources activities, business planning, public relations, customer service and labor relations.

Howard J. Weissman has served as Corporate Controller of the Corporation since November 2013 and served in the same position at HVM from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives and Design of HVM’s Compensation Program

Background

As part of our acquisition, completed in October 2010, the sole manager of HVM (“HVM Manager”) negotiated and approved certain elements of the executive compensation program for HVM, including the equity incentive plan and the form of employment agreement, which became effective as of October 8, 2010 and are described more fully below. Since that time until immediately prior to the completion of our initial public offering, HVM Manager reviewed and approved all aspects of HVM’s executives’ compensation. Prior to the completion of our initial public offering, HVM and HVM Manager did not have a compensation committee. Rather, HVM Manager, and the individuals that were the indirect owners of HVM Manager (the “Manager Representatives”), approved all decisions with respect to executive compensation, typically with input from HVM’s CEO. Following October 8, 2010, HVM Manager authorized a committee consisting of Manager Representatives under the Second Amended and Restated Management Incentive Plan (the “Plan Committee”) to enter into employment agreements with HVM’s executives (the “Executive Agreements”).

In light of the Pre-IPO Transactions and our initial public offering, HVM’s compensation program was reviewed as a whole in order to evaluate all aspects of HVM’s executives’ compensation, including the executives’ expected roles at the Corporation and/or ESH REIT following the completion of our initial public offering. This review resulted in changes to the compensatory plans and programs applicable to the named executive officers which became effective in connection with our initial public offering, and such terms are described throughout this section.

As part of the Pre-IPO Transactions, the Executive Agreements were assumed and acknowledged by ESA Management, LLC, a wholly-owned subsidiary of the Corporation (“ESA Management”). Following the Pre-IPO Transactions the executives of HVM, including the named executive officers, became executive officers of the Corporation and/or ESH REIT, as described above under the heading “Executive Officers.” Following the completion of our initial public offering, all decisions with respect to executive compensation have been made by the Compensation Committee.

The discussion that follows describes (i) for the portion of the 2013 fiscal year prior to the completion of our initial public offering, HVM’s executive compensation program and (ii) for the portion of the 2013 fiscal year following the completion of our initial public offering, the Corporation’s executive compensation program. The tabular disclosure that follows reflects the compensation of the following executive officers of HVM (and following our initial public offering, of the Corporation): James L. Donald, chief executive officer; Jonathan S. Halkyard, chief operating officer; Peter J. Crage, chief financial officer; Thomas Seddon, chief marketing officer; and M. Thomas Buoy, executive vice president, pricing and revenue optimization (together, the “named executive officers”).

Philosophy and Objectives

HVM’s compensation philosophy focused on the principle that the majority of the named executive officers’ compensation should be directly connected to the performance of ESH REIT. In addition, in designing the executive compensation packages, HVM was conscious of, and took into consideration, the need to attract and maintain a pool of talented management personnel in order for HVM to effectively operate in a competitive marketplace. The Corporation generally continues to implement compensation programs following these general principles and practices.

The executive compensation program consists of multiple elements and has been designed with the following overarching objectives:

•	to attract, engage and retain a high quality workforce that helps achieve immediate and longer term success;

•	to motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives; and

•	to align the interests of the executives with the interests of our shareholders.

Setting Executive Compensation

In connection with our acquisition of substantially all of the Predecessor’s businesses, assets and operations, HVM adopted an equity incentive plan as of October 8, 2010 to provide for the granting of profit units to HVM employees, including the named executive officers. In connection with the Pre-IPO Transactions, all profit units were converted into Paired Shares, which Paired Shares are subject to certain vesting conditions, holding requirements and/or restrictions on transfer (as applicable), as described below in “—Equity Incentive Awards.”

HVM negotiated and entered into Executive Agreements with each of the named executive officers in connection with their commencement of employment with HVM. Mr. Donald, Mr. Seddon, Mr. Crage and Mr. Buoy entered into Executive Agreements with HVM on February 21, 2012, April 16, 2012, July 7, 2011 and August 24, 2011, respectively. Mr. Halkyard was hired as HVM’s chief operating officer and entered into an Executive Agreement, effective on September 30, 2013. Each Executive Agreement is substantially similar to those of the other named executive officers. In connection with the Pre-IPO Transactions, each of the Executive Agreements was assumed and acknowledged by ESA Management.

For all of the named executive officers, cash compensation amounts have been set to provide a certain amount of financial security to the named executive officers at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the short-term cash bonus program has been designed to meaningfully reward strong annual company performance, in order to motivate participants to strive for continued company growth and profitability. The compensation packages, the elements of which were determined prior to the completion of our initial public offering, have generally remained in place following our initial public offering.

In fiscal year 2013, the compensation program continued to evolve to support HVM’s long-range business goals and growth strategies, and following the completion of our initial public offering, those of the Corporation and ESH REIT. Each named executive officer other than Mr. Halkyard received a one-time grant of Profit Units (as defined below), generally coinciding with, or shortly following, the effective date of his Executive Agreement, which Profit Units provided the named executive officers an opportunity to share in the growth of Holdings. The Profit Units, after giving effect to the Pre-IPO Transactions, were converted into Paired Shares which will continue to provide retentive value by providing the named executive officers the opportunity to share in the growth of the Company. On November 25, 2013, the Compensation Committee granted Mr. Halkyard an award of restricted stock units pursuant to the terms of his Executive Agreement, and also granted Mr. Buoy an award of restricted stock units in connection with his expanded responsibilities earlier in 2013.

As part of the Pre-IPO Transactions, the Plan Committee engaged Pearl Meyer & Partners (“Pearl Meyer”) in order to obtain recommendations regarding the development of the long-term equity incentive program that would be in place following the consummation of our initial public offering and the conversion of the Profit Units into Paired Shares. In 2014, the Compensation Committee engaged Pearl Meyer for the purpose of examining our executive compensation program as a whole in order to assess the program from an overall incentive and retentive perspective, and to provide recommendations with respect to changes in the program, including pay levels, as compared to pay levels for executives of peer companies.

Elements of Compensation

The amount of compensation or potential amount of compensation, payable pursuant to one element of the compensation package, is evaluated and considered in the context of each other element of compensation payable to the named executive officer.

The main elements of the named executive officers’ compensation during fiscal year 2013, both prior to and following our initial public offering, and the rationale for each, are as follows:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the executive with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the employee’s participation in the Corporation’s achievement of critical, relatively short-term, financial performance goals as well as achievement of individual objectives.

Long-term equity-based awards	The equity incentive program consisting primarily of restricted stock units is designed to attract, retain, incentivize and motivate employees, including the named executive officers, to promote the success of our businesses by providing the participating individuals with a proprietary interest in the Corporation and ESH REIT and to align the participants’ interests with the interests of the shareholders.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the named executive officers, with retirement savings opportunities, medical coverage, and other reasonable welfare benefits.

Base Salary

As noted above, each of the named executive officers is subject to an Executive Agreement. The terms of each Executive Agreement are described in greater detail under the headings “—Executive Agreements” and “—Potential Payments Upon Termination or Change in Control.” As part of the Pre-IPO Transactions, ESA Management assumed each of the Executive Agreements.

Each Executive Agreement sets forth an initial annual base salary for the applicable named executive officer. Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the named executive officer’s position, duties and experience, be reasonable relative to the other named executive officers’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

Pursuant to the Executive Agreements, the amount of each executive’s base salary is to be reviewed annually and may be increased by ESA Management in accordance with ESA Management policies. Beginning in fiscal year 2013, HVM set a policy for reviewing the compensation of each of its executive officers in May of each year, based upon performance. Following such review in 2013, HVM determined that each of the then current named executive officers was entitled to a 3-5% increase in base salary. The increase took effect on May 10, 2013 for all of the then current named executive officers other than Mr. Donald, who elected not to receive the increase in his base salary.

For fiscal year 2013, the base salaries for the named executive officers were as follows: $900,000 for Mr. Donald; $499,600 for Mr. Crage; $550,000 for Mr. Halkyard; $377,800 for Mr. Buoy; and $521,115 for Mr. Seddon. These amounts reflect the increases of 3-5% for each of the named executive officers other than Mr. Donald, as described above.

In addition, prior to the Pre-IPO Transactions, HVM made regular distributions to an entity 80% owned by Mr. Crage to cover the taxes associated with his share of the profits of HVM.

Cash Bonus Awards

Target Annual Incentive Awards

Each named executive officer is eligible to receive an annual incentive award to be determined based upon the Company’s performance. For the named executive officers, annual incentive awards are determined pursuant to pre-determined goals. For 2013, achievement of the target EBITDA goals would enable the named executive officers to earn a target annual incentive award equal to 100% of base salary for Messrs. Donald, Crage, Seddon and 60% of base salary for Mr. Buoy, as set forth in the Executive Agreements or established at the commencement of employment, as applicable. The named executive officers other than Mr. Halkyard were eligible to earn annual incentive awards for 2013 expressed as a percentage of base salary, as follows:

Executive	Range of Potential Payment Expressed as a Percentage of Base Salary
James L. Donald	50% – 200%
Peter J. Crage	50% – 200%
Thomas Seddon	50% – 200%
M. Thomas Buoy	60% – 100%

For 2013, pursuant to the terms of his Executive Agreement, Mr. Halkyard was entitled to an incentive award equal to the greater of (i) $420,000 or (ii) the sum of $375,000 and the pro-rata bonus earned for the period beginning on September 30, 2013 through December 31, 2013.

For 2013, each of Messrs. Donald, Crage and Seddon was subject to performance goals based 90% on achieved EBITDA of the Company and 10% on individual goals. EBITDA goals for 2013 were set as follows: $459.1 million was the threshold; $525.1 million was the target; and $591.1 million was the maximum, with straight-line interpolation being applied for performance above threshold levels. The Company achieved EBITDA for 2013 of $482.4 million, and Messrs. Donald, Crage and Seddon achieved their individual goals, such that they earned a bonus equal to 57.6% of their base salary for the portion attributable to EBITDA and 10% of their base salary for the portion attributable to individual goals. Mr. Donald elected to receive a lesser amount than the amount he would have otherwise received equal to 50% of his base salary. The 2013 bonuses were paid in March 2014. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company.

Mr. Buoy’s 2013 performance goals were based 60% on ESH REIT RevPAR (revenue per available room), 30% on EBITDA and 10% on personal goals. Pursuant to the terms of his Executive Agreement, for 2013 Mr. Buoy was entitled to an annual incentive award equal to $214,500, which amount was paid in March 2014.

Equity Incentive Awards

In connection with our acquisition of substantially all of the predecessor’s businesses, assets and operations, HVM adopted the Management Incentive Plan, as amended (the “Management Incentive Plan”), for the purpose of strengthening HVM by providing incentives to certain key employees to devote their abilities and industry to our success by granting awards of restricted limited liability interests of Holdings (Class B and Class C common units, collectively “Profit Units”) to key employees of HVM as compensation. Separate classes of Profit Units are created from time to time based upon the valuation of Holdings at the time of grant. The Management Incentive Plan was administered by the Plan Committee, which was appointed by HVM Manager and consisted of the Manager Representatives. The Profit Units were scheduled to vest 20% annually up to a maximum of 80% over four years, and would have fully vested upon a Change of Control Transaction (as defined in the Holdings limited liability company agreement). Upon such an event, solely from the proceeds of the Change of Control Transaction, vested Profit Unit holders would have been entitled to receive distributions, after certain return and distribution hurdles were satisfied for all membership interests with preferential position to the Profit Units as set forth in the limited liability company agreement of Holdings. Grants of Profit Units were typically made in connection with new hires or promotions.

Concurrent with the grants of Profit Units, the named executive officers received an additional grant of similar profit units with identical terms with respect to Strategies Holdings under the Amended and Restated ESH Strategies Incentive Plan, which is a plan maintained by Strategies Holdings.

In connection with the Pre-IPO Transactions (i) the holders of the Profit Units received an aggregate distribution of cash of approximately $2.4 million from Holdings, which may be used by the holders to satisfy tax obligations incurred in connection with the Pre-IPO Transactions; (ii) the Profit Units were converted into Paired Shares; and (iii) the Boards of the Corporation and ESH REIT adopted the Extended Stay America, Inc. 2013 Long-Term Incentive Plan and the ESH Hospitality, Inc. 2013 Long-Term Incentive Plan, respectively, which plans became effective upon the effective time of our initial public offering, in order to provide equity compensation in respect of Paired Shares to employees, non-employee directors and consultants of the Corporation and its subsidiaries and ESH REIT and its affiliates. Pursuant to the terms of the Amended and Restated Restricted Paired Share Agreement (the “RPSA”), the Profit Units that were subject to time-based vesting were converted into restricted Paired Shares that will generally vest according to the same time-based vesting schedule that applied to such Profit Units, such that for each grant, 20% of such grant will continue to vest annually. However, each of the grantees (including the named executive officers) received accelerated vesting of the 20% of the Profit Units that had been scheduled to vest only upon a Change of Control Transaction. Each of the grantees is subject to a requirement of continued ownership with respect to the Paired Shares received as a result of the 20% acceleration through the date on which the grantee’s restricted Paired Shares will vest in full (i.e., the fourth applicable annual vesting date). Other than the awards of restricted stock units to Messrs. Halkyard and Buoy, no new equity awards have been granted to the named executive officers following the completion of our initial public offering because the Compensation Committee determined that the Profit Units which were converted into Paired Shares provide the named executive officers with competitive levels of equity compensation and align the interests of the named executive officers to those of our shareholders.

Benefit Programs

HVM offers the executive officers who reside and work in the United States, including the named executive officers, participation in health and welfare benefit programs in the same manner as other employees, including participation in HVM’s 401(k) Plan, which plan was assumed by ESA Management in connection with the Pre-IPO Transactions (the “401(k) Plan”). Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial five-year service period. Mr. Donald does not participate in the 401(k) Plan. Messrs. Crage, Seddon and Buoy participated in the 401(k) plan as of January 1, 2013, and Mr. Halkyard began participating in the 401(k) plan as of January 1, 2014.

Perquisites

Each of the named executive officers is eligible for certain perquisites, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. ESA Management is currently reimbursing Mr. Donald for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina. Mr. Halkyard is entitled to reimbursement of relocation expenses incurred in connection with his relocation to Charlotte, North Carolina on or prior to November 30, 2014. In addition, ESA Management is currently (i) reimbursing Mr. Halkyard for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina and (ii) providing Mr. Halkyard with lodging at an Extended Stay hotel in Charlotte, North Carolina at no cost to Mr. Halkyard.

Termination Arrangements

Each of the named executive officers is subject to certain benefits upon a Change in Control and in connection with certain terminations of employment pursuant to his Executive Agreement and equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

Actions in 2014

Following an overall review of the Corporation’s compensation program structure, the Compensation Committee has determined, and management believes, it is in the best interest of the Corporation to transition away from the use of the existing Executive Agreements, each of which had been negotiated and entered into prior to the completion of our initial public offering. The Compensation Committee believes this elimination of the existing Executive Agreements is more appropriate for the Corporation in light of its status as a public company, and plans to effect this transition by having ESA Management exercise its right not to renew the terms of the existing Executive Agreements. In connection with this transition, the Corporation intends to evaluate other arrangements to attract and retain qualified executives, including the adoption of severance policies which would be applicable to the named executive officers and to certain other Corporation employees, as designated by the Compensation Committee.

Each of the named executive officers has been informed of the Corporation’s intent to transition away from the use of the Executive Agreements, including providing each of the named executive officers with a notice of non-renewal not less than 90 days prior to the expiration of his contract. As part of this transition, on April 3, 2014, ESA Management provided notice to Mr. Crage of its intent not to renew the employment term under his Executive Agreement, which will expire on July  6, 2014. The Corporation intends to provide similar notice to the remaining named executive officers as their respective contracts expire.

Summary Compensation Table

The following table sets forth the portion of compensation paid to the named executive officers that is attributable to services performed during the fiscal years ended December 31, 2012 and December 31, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total($)
James L. Donald,	2013	$900,000	—		—	$450,000	$20,815	(2)	$1,370,815
Chief Executive Officer	2012	$774,590	—		$6,661,995	$770,018	$16,738		$8,223,341

Peter J. Crage,	2013	$499,600	—		—	$366,951	$3,498	(3)	$870,049
Chief Financial Officer	2012	$531,479	—		—	$495,131	$67,187		$1,093,797

Jonathan S. Halkyard,	2013	$126,900	$1,525,400	(4)	$4,791,246	$—	$11,668	(5)	$6,455,214
Chief Operating Officer

Thomas Seddon,	2013	$521,115	—		—	$389,620	$33,498	(6)	$944,233
Chief Marketing Officer	2012	$355,191	—		$2,108,025	$352,764	$18,838		$2,834,818

M. Thomas Buoy,	2013	$373,273	—		$603,685	$214,500	$3,498	(3)	$1,194,956
Executive Vice President, Pricing and Revenue Optimization	2012	$363,673	—		—	$244,345	$111,763		$719,781

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the year December 31, 2013 of the Corporation and ESH REIT.
(2)	This amount represents the cost of travel to and from Charlotte, North Carolina.

(3)	This amount represents the matching contributions made to the 401(k) Plan on behalf of the named executive officer.
(4)	This amount includes (i) $420,000 which represents the minimum incentive compensation guaranteed pursuant to the terms of Mr. Halkyard’s Executive Agreement and (ii) $1,105,400 which represents Mr. Halkyard’s sign-on bonus, which remains subject to clawback by the Corporation (on a pro-rata basis) in the event Mr. Halkyard’s employment is terminated by the Corporation for Cause or by Mr. Halkyard other than for Good Reason prior to September 30, 2014.
(5)	This amount includes (i) $8,550 which represents the cost of travel to and from Charlotte, North Carolina and (ii) $3,118 which represents the cost of lodging at the Corporation’s hotel properties.
(6)	This amount includes (i) $30,000 which represents the transaction bonus paid to Mr. Seddon following the completion of the our initial public offering and (ii) $3,498 which represents the matching contributions made to the 401(k) Plan on Mr. Seddon’s behalf.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2013. The estimated possible payouts of the non-equity incentive plan awards in 2013, and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)(1)		Target ($)	Maximum ($)
James L. Donald	—	$450,000		$900,000	$1,800,000	—		—
Peter J. Crage	—	$249,800		$499,600	$999,200	—		—
Jonathan S. Halkyard	11/25/13	$420,000	(3)	—	—	198,972	(4)	4,791,246
Thomas Seddon	—	$260,558		$521,115	$1,042,230	—		—
M. Thomas Buoy(5)	11/25/13	$214,500		$223,964	$373,273	25,070		603,685

(1)	The amounts in this column represent the minimum amounts payable pursuant to the terms of the Executive Agreements.
(2)	The amounts included in the “Stock Awards” column represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the year December 31, 2013 of the Corporation and ESH REIT.
(3)	Pursuant to the terms of his Executive Agreement, for 2013 Mr. Halkyard is entitled to receive a bonus equal to the greater of (i) $420,000 or (ii) the sum of $375,000 and the pro-rata amount of his 2013 bonus based on actual performance.
(4)	Represents Mr. Halkyard’s grant of restricted stock units made on November 25, 2013. Under the terms of the award agreement, 99,486 of Mr. Halkyard’s restricted stock units are scheduled to vest on each of September 30, 2014 and September 30, 2015.
(5)	Represents Mr. Buoy’s grant of restricted stock units made on November 25, 2013. Under the terms of the award agreement, 6,268 of Mr. Buoy’s restricted stock units vested on January 29, 2014. The remainder of Mr. Buoy’s restricted stock units are scheduled to vest as follows: (i) 6,267 on January 29, 2015, (ii) 6,268 on January 29, 2016 and (iii) 6,267 on January 29, 2017.

Executive Agreements

As noted above, HVM entered into Executive Agreements with each of the named executive officers. As part of the Pre-IPO Transactions, ESA Management assumed and acknowledged the terms of each of the

Executive Agreements, making conforming changes to reflect the new employer. Each of the Executive Agreements generally provides for a two-year employment term that will be subject thereafter to automatic one-year extensions unless ESA Management provides written notice of non-extension at least 90 days prior to the end of the term. The Executive Agreements set forth the executive’s base salary and annual bonus opportunity and provide that each executive is generally able to participate in all employee benefit plans generally available to similarly situated employees. Mr. Donald is entitled to reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, as well as complimentary lodging at an Extended Stay hotel. Each of Messrs. Crage, Seddon and Buoy is entitled to reimbursement of reasonable and documented out-of-pocket expenses in accordance with ESA Management policies incurred in connection with the executive’s relocation during the one year following a termination without Cause or for Good Reason (each as defined below under “—Potential Payments Upon Termination or Change in Control”) or upon expiration of the employment term. Mr. Halkyard is entitled to (i) reimbursement of relocation expenses incurred in connection with his relocation to Charlotte, North Carolina on or prior to November 30, 2014, (ii) reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina and (iii) complimentary lodging at an Extended Stay hotel.

In addition, each executive is subject to provisions regarding confidentiality and non-disparagement, as well a non-solicitation and non-competition restriction that extends for one year following a termination of employment (for Mr. Crage, in the event of termination due to expiration of the employment term, for six months following a termination).

The Executive Agreements also provide for severance upon certain termination of employment events, as described below under “—Potential Payments Upon Termination or Change in Control.”

As discussed above, in connection with the Corporation’s transition away from the Executive Agreements, Mr. Crage was provided notice of ESA Management’s intent not to renew his Executive Agreement. Mr. Crage’s Executive Agreement will expire on July 6, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2013.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
James L. Donald	451,265	(2)(3)	$11,850,219
Peter J. Crage	123,274	(2)(4)	$3,237,175
Jonathan S. Halkyard	198,972	(5)	$5,225,005
Thomas Seddon	135,379	(2)(6)	$3,555,053
M. Thomas Buoy	30,083	(2)(7)	$789,980
	25,070	(8)	$658,338

(1)	As of December 31, 2013, the fair market value of a Paired Share was $26.26.
(2)

In connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares generally vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested as of immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a

Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable lock-up agreements and share ownership guidelines.
(3)	Pursuant to the terms of the RPSA, (i) 150,422 of Mr. Donald’s Paired Shares vested on February 21, 2014, (ii) 150,421 Paired Shares are scheduled to vest on February 21, 2015 and (iii) 150,422 Paired Shares are scheduled to vest on February 21, 2016.
(4)	Pursuant to the terms of the RPSA, Mr. Crage’s Paired Shares are scheduled to vest as follows: (i) 61,637 Paired Shares on July 7, 2014 and (ii) 61,636 Paired Shares on July 7, 2015.
(5)	Mr. Halkyard’s restricted stock units are scheduled to vest as follows: (i) 99,486 on September 30, 2014 and (ii) 99,486 on September 30, 2015.
(6)	Pursuant to the terms of the RPSA, Mr. Seddon’s Paired Shares are scheduled to vest as follows: (i) 45,126 Paired Shares on April 16, 2014, (ii) 45,127 Paired Shares on April 16, 2015 and (iii) 45,126 Paired Shares on April 16, 2016.
(7)	Pursuant to the terms of the RPSA, Mr. Buoy’s Paired Shares are scheduled to vest as follows: (i) 15,042 Paired Shares on August 24, 2014 and (ii) 15,041 Paired Shares on August 24, 2015.
(8)	6,268 of Mr. Buoy’s restricted stock units vested on January 29, 2014. The remainder of Mr. Buoy’s restricted stock units are scheduled to vest as follows: (i) 6,267 on January 29, 2015, (ii) 6,268 on January 29, 2016 and (iii) 6,267 on January 29, 2015.

Stock Vested

The following table summarizes the Paired Shares vested by each of the named executive officers during the fiscal year ended December 31, 2013.

	Stock Awards
Name	Number of Paired Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
James L. Donald	300,844	$6,016,880
Peter J. Crage	123,274	$2,465,480
Jonathan S. Halkyard	—	—
Thomas Seddon	90,254	$1,805,080
M. Thomas Buoy	30,086	$601,720

(1)	This column represents (i) the number of Paired Shares with a value equivalent to the Profit Units which vested prior to the completion of our initial public offering during the fiscal year ended December 31, 2013 and (ii) the number of Paired Shares with a value equivalent to the Profit Units which were scheduled to vest only on a Change of Control Transaction, in each case based on the per Paired Share initial public offering price of $20.00. With respect to each of Messrs. Donald, Crage, Seddon and Buoy, the number of Paired Shares in this column includes a number of Paired Shares which were settled in cash (representing the named executive officer’s respective portion of the $2.4 million cash distribution from Holdings to certain holders of Profit Units).

Potential Payments Upon Termination or Change in Control

Executive Agreements

The payments and benefits upon each termination of employment scenario as described herein (other than accrued benefits) are generally conditioned upon the execution of a general release of claims against ESA Management and the executive’s compliance with certain restrictive covenants discussed above.

Messrs. Donald, Crage, Seddon and Buoy

Upon a termination of employment during the employment term by ESA Management without Cause or by the executive for Good Reason or, with respect to Messrs. Donald, Crage, Seddon and Buoy, termination of employment due to expiration of the employment term due to the nonrenewal by ESA Management, the named executive officers would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	A lump sum payment equal to the sum of base salary and target annual bonus, each as in effect as of the date of termination (six months of base salary continuation and 50% of target annual bonus in the event of termination of employment due to expiration of the employment term due to nonrenewal by ESA Management, for Mr. Crage);

•	Pro-rata annual bonus for the year in which termination occurs determined by multiplying the target annual bonus amount by a fraction, the numerator of which is the number of days in such year through the termination date and the denominator of which is 365 (“Pro-Rata Bonus”); and

•	In accordance with usual policies as if the executive had continued employment, payment of an amount equal to the cost of coverage under employee benefit plans generally available to similarly situated employees of ESA Management (“Benefits Continuation”) for the one-year period (or six-month period in the event of termination due to expiration of the employment term for Mr. Crage) following the date of termination, including COBRA premiums.

Upon a termination without Cause or for Good Reason upon or within 180 days following a Change in Control, each of Mr. Donald and Mr. Seddon would instead receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a lump sum payment equal to two times the sum of base salary and target annual bonus, each as in effect as of the date of termination, a Pro-Rata Bonus and Benefits Continuation for the two-year period following the date of termination, including COBRA premiums. As discussed above, as part of the Pre-IPO Transactions, ESA Management assumed and acknowledged the terms of each of the Executive Agreements. In connection with the assumption of the Executive Agreements for Mr. Donald and Mr. Seddon, the definition of “Change of Control Transaction” was replaced with the definition of “Change in Control” as defined below.

Upon termination due to death, the named executive officers’ estates would receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a Pro-Rata Bonus.

Upon a termination due to Disability, the named executive officers would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	base salary continuation (at the rate in effect on the date of termination) for the greater of (x) the balance of the calendar year in which the executive is deemed to have a Disability and (y) six months; and

•	a Pro-Rata Bonus.

In addition to the compensation and benefits described in each of the termination scenarios above, upon termination for any reason other than by ESA Management for Cause or by Mr. Halkyard without Good Reason, Mr. Halkyard would be entitled to accelerated vesting with respect to any of the restricted stock units granted on November 25, 2013 that were outstanding at the time of such termination.

Equity Awards

Prior to the completion of our initial public offering, each of the named executive officers had been awarded grants of Profit Units. As noted herein, in connection with the Pre-IPO Transactions, the Profit Units were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedules that applied to the Profit Units, except that (i) any Paired Shares received in respect of vested Profit Units were generally received free and clear of restrictions and (ii) any Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). Any restricted Paired Shares will immediately vest upon a Change in Control, as defined below.

Upon a Change in Control, Mr. Halkyard’s and Mr. Buoy’s restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Pro-Rata Bonus(1)	Benefits Continuation(2)	Equity Acceleration(3)	Total
	Death
James L. Donald	—	—	$900,000	—	—	$900,000
Peter J. Crage	—	—	$499,600	—	—	$499,600
Jonathan S. Halkyard	—	—	$420,000	—	$5,203,118	$5,623,118
Thomas Seddon	—	—	$521,115	—	—	$521,115
M. Thomas Buoy	—	—	$223,964	—	—	$223,964

	Disability(4)
James L. Donald	$450,000	—	$900,000	—	—	$1,350,000
Peter J. Crage	$249,800	—	$499,600	—	—	$749,400
Jonathan S. Halkyard	$275,000	—	$420,000	—	$5,203,118	$5,898,118
Thomas Seddon	$260,558	—	$521,115	—	—	$781,673
M. Thomas Buoy	$188,900	—	$223,964	—	—	$412,864

	Upon Termination by ESA Management due to Non-renewal of the Term
James L. Donald	$900,000	$900,000	$900,000	$15,332	—	$2,715,332
Peter J. Crage	$249,800	$249,800	$499,600	$7,666	—	$1,006,866
Jonathan S. Halkyard	—	—	—	—	$5,203,118	$5,203,118
Thomas Seddon	$521,115	$521,115	$521,115	$15,332	—	$1,578,677
M. Thomas Buoy	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
James L. Donald	$900,000	$900,000	$900,000	$15,332	—	$2,715,332
Peter J. Crage	$499,600	$499,600	$499,600	$15,332	—	$1,514,132
Jonathan S. Halkyard	$550,000	$420,000	$420,000	$15,332	$5,203,118	$6,608,450
Thomas Seddon	$521,115	$521,115	$521,115	$15,332	—	$1,578,677
M. Thomas Buoy	$377,800	$223,964	$223,964	$15,332	—	$841,060

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(5)
James L. Donald	$1,800,000	$1,800,000	$900,000	$30,664	$11,850,219	$16,380,883
Peter J. Crage	$499,600	$499,600	$499,600	$15,332	$3,237,175	$4,751,307
Jonathan S. Halkyard	$550,000	$420,000	$420,000	$15,332	$5,225,005	$6,630,337
Thomas Seddon	$1,042,230	$1,042,230	$521,115	$30,664	$3,555,053	$6,191,292
M. Thomas Buoy	$377,800	$223,964	$223,964	$15,332	$1,448,318	$2,289,378

(1)	Amounts in this column represent the executive’s annual target bonus amount payable assuming the applicable termination occurred on December 31, 2013.
(2)	Amounts in this column represent the reimbursement payments equal to the value of the benefits that would have been provided under the terms of the Executive Agreements had such termination not occurred (including COBRA).
(3)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested as of December 31, 2013. As of December 31, 2013, the fair market value of a Paired Share was $26.26.
(4)	For purposes of this table, the amount included under the “Base Salary” column is equal to six months of base salary, which represents the minimum base salary continuation provided under the terms of the executives’ Executive Agreements.
(5)	The equity acceleration reflected in this table occurs upon a Change in Control (assumed to occur on December 31, 2013), whether or not there is a termination of employment.

For purposes of the Executive Agreements and equity awards, the terms below are generally defined as provided below:

•	“Cause” means any of the following: (i) willful fraud or gross misconduct or gross negligence in connection with the executive’s performance of duties under the Executive Agreement; (ii) the deliberate or intentional failure or willful malfeasance by the executive to substantially perform his duties under the Executive Agreement; (iii) conduct which is materially detrimental to the reputation, goodwill or business operations of ESA Management or any of its affiliates; or (iv) the conviction for, or plea of nolo contendere to, a charge of commission of a felony. With respect to Mr. Donald, no termination shall be for “Cause” as set forth in clause (ii) or (iii) above until (x) there shall have been delivered to Mr. Donald a copy of a written notice setting forth that Mr. Donald was guilty of the conduct set forth in clause (ii) or (iii) and specifying the particulars thereof in detail and (y) Mr. Donald shall have been provided an opportunity to be heard by the Board.

•	“Change in Control” is defined in the Extended Stay America, Inc. 2013 Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

•	“Disability” is deemed to exist if, in the reasonable judgment of the Board, the executive shall be rendered incapable of performing his duties to ESA Management by reason of any physical or mental impairment than can be expected to result in death or that can be expected to last for a period of either (i) six or more consecutive months from the first date of the executive’s absence due to the disability or (ii) nine months during any 12-month period.

•

“Good Reason” means (i) any materially adverse modification of the executive’s positions, responsibilities or titles; (ii) a reduction in the executive’s base salary; (iii) notice is provided of the termination of the applicable ESA Management Agreement between ESA Management and the operating lessees (in the case of each of Mr. Donald’s and Mr. Seddon’s Executive Agreements, such notice must be in given other than in connection with a change in corporate structure that does not result in a reduction of his base salary or a materially adverse modification of his duties); and (iv) any failure by ESA Management to comply in all material respects with the provision of compensation and benefits as provided under the terms of the Executive Agreement, which breach remains uncured thirty (30) days after notice of such breach is delivered by the executive to ESA Management. For Mr. Buoy, “Good Reason” also includes ESA Management’s move at any time to a location more than 50 miles outside of the Charlotte, North Carolina metropolitan area. Mr. Crage and Mr. Buoy each waived his right to terminate for Good Reason due to termination of the ESA Management Agreements in accordance with the Pre-IPO Transactions. Mr. Halkyard’s Executive Agreement does not provide for a

“Good Reason” trigger based on the termination of the ESA Management Agreements, and includes an additional prong which provides that if Mr. Halkyard is not named as the chief executive officer in the event that Mr. Donald ceases to be chief executive officer for any reason at any time within the second year of Mr. Halkyard’s initial term of employment, Mr. Halkyard will have “Good Reason” solely for purposes of acceleration of his then unvested restricted stock units.

The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

William D. Rahm

Richard F. Wallman

Director Compensation

Neither HVM Manager nor the Manager Representatives received any compensation during fiscal year 2013, before or after the completion of our initial public offering.

Prior to the completion of our initial public offering, each of the non-voting managers of the board of managers of Holdings was entitled to receive an annual cash fee of $75,000 for services rendered on the board of managers of Holdings. In addition, each non-voting manager received a grant of Profit Units upon his appointment as a manager under the Amended and Restated ESH Hospitality Incentive Plan, as well as a grant of Profit Units under the Amended and Restated ESH Strategies Incentive Plan. The terms of the Profit Units are substantially similar to the terms of the Profit Units granted to the named executive officers under the Management Incentive Plan, as described under “—Equity Incentive Awards.” As described herein, in connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable lock-up agreements and share ownership guidelines.

Following the completion of our initial public offering, the Compensation Committee adopted the Corporation’s director compensation program which provides that each of the independent directors will receive an annual cash retainer of $65,000. Mr. Geoga will receive an additional $25,000 for serving as Chairman of the Board, and Messrs. Kussell and Wallman will receive an additional $6,500 and $15,000, respectively, in consideration of their serving as Governance Committee Chair and Audit Committee Chair, respectively. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $100,000.

On November 25, 2013, Mr. Geoga received a grant of 100,000 restricted Paired Shares in consideration of past services rendered to ESH REIT. These restricted Paired Shares will generally vest 50% annually over two years on each anniversary of the date of grant.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2013.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$86,700	$2,408,000	(3)	—	$2,494,700
Chairman of the Board

William A. Kussell,	$84,295	—	(4)	—	$84,295
Director

Richard F. Wallman,	$85,400	—	(5)	—	$85,400
Director

A.J. Agarwal,	—	—		—	—
Director(6)

Michael A. Barr,	—	—		—	—
Director(6)

William D. Rahm,	—	—		—	—
Director(6)

(1)	With respect to Messrs. Geoga, Kussell and Wallman, the amounts included in this column represent fees paid for services rendered (i) prior to the completion of our initial public offering, as managers on the board of Holdings and (ii) following the completion of our initial public offering, as directors of the Corporation. For services rendered in respect of the Plan Committee during 2013, Messrs. Geoga, Kussell and Wallman each earned fees of $75,000. For services rendered as directors of the Corporation, Mr. Geoga received $11,700, Mr. Kussell received $9,295 and Mr. Wallman received $10,400.
(2)	The amounts included in the “Stock Awards” column represent the grant date fair value of the Paired Shares granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the year December 31, 2013 of the Corporation and ESH REIT.
(3)	As of December 31, 2013, Mr. Geoga held (i) 100,000 restricted Paired Shares which are scheduled to vest as follows: (x) 50,000 Shares on November 25, 2014 and (y) 50,000 Paired Shares on November 25, 2015 and (ii) through the Douglas Geoga Family Dynasty Trust, 299,269 Paired Shares received in respect of Profit Units, of which 61,637 Paired Shares remain subject to time-vesting and are scheduled to vest on December 6, 2014. In addition, Mr. Geoga held, through the Douglas Geoga Family Dynasty Trust, 54,007 Paired Shares received in respect of his units in Holdings and 7 shares of voting preferred stock received in respect of his units in Strategies Holdings.
(4)	As of December 31, 2013, Mr. Kussell held 89,780 Paired Shares received in respect of Profit Units, of which 18,491 Paired Shares remain subject to time-vesting and are scheduled to vest on December 6, 2014. In addition, Mr. Kussell held 27,003 Paired Shares received in respect of his units in Holdings and 3 shares of voting preferred stock received in respect of his units in Strategies Holdings.
(5)	As of December 31, 2013, Mr. Wallman held 29,201 Paired Share received in respect of Profit Units, of which 18,041 Paired Shares remain subject to time-vesting as follows: (i) 6,014 Paired Shares on May 22, 2014, (ii) 6,013 Paired Shares on May 22, 2015 and (iii) 6,014 Paired Shares on May 22, 2016. In addition, Mr. Wallman held (i) 90,381 Paired Shares received in respect of his units in Holdings and (ii) 20 shares of voting preferred stock received in respect of his units in Strategies Holdings. Mr. Wallman also held, through the Richard F. Wallman IRA, 72,305 Paired Shares received in respect of units in Holdings.
(6)	Mr. Agarwal, Mr. Barr and Mr. Rahm did not receive any compensation for services rendered during the 2013 fiscal year as managers on the boards of Holdings and ESH REIT, nor did they receive any compensation for services rendered during 2013 as directors of the Corporation.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, the Corporation requests shareholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this Proxy Statement). This proposal is commonly known as a “say-on-pay” proposal.

As described in the Compensation Discussion and Analysis beginning on page 23 of this Proxy Statement, our executive compensation program is designed to (i) attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. As such, we believe that our executive compensation program, as detailed in the compensation tables and related narrative set forth on pages 28 to 36 of this Proxy Statement, is strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon the Corporation. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board strongly endorses the Corporation’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of the Corporation approve, on an advisory basis, the executive compensation of the Corporation’s named executive officers as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion contained in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

PROPOSAL 4—ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Corporation requests that the shareholders vote, on an advisory basis, to hold a shareholder advisory vote on executive compensation every three years. Shareholders are afforded the opportunity to indicate whether they would prefer an advisory vote on executive compensation every year, every two years or every three years or shareholders may abstain from voting on the proposal.

The Board believes that holding an advisory vote on executive compensation every three years provides our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results. An advisory vote every three years also provides the most effective timeframe for the Corporation to understand and respond to vote results and shareholder feedback.

As an advisory vote, this proposal is not binding upon the Corporation. However, our Board values the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE A TRIENNIAL ADVISORY VOTE ON EXECUTIVE COMPENSATION.

STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of March 21, 2014 by:

•	each of the directors of the Corporation and ESH REIT;

•	each of the named executive officers of the Corporation and ESH REIT;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and directors of the Corporation and ESH REIT as a group.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT						Paired Shares Beneficially Owned
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class A Common Stock Beneficially Owned+		Shares of Class B Common Stock Beneficially Owned		Total Common Stock Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	55,711,591	27.2%	7,035	33.2%	—	—	55,711,591	27.2%	55,711,591	12.2%	55,711,591	27.2%
c/o Centerbridge Partners, L.P. 375 Park Avenue, New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	55,711,591	27.2%	7,036	33.2%	—	—	55,711,591	27.2%	55,711,591	12.2%	55,711,591	27.2%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group, L.P.(3)	55,711,592	27.2%	7,034	33.2%	—	—	55,711,592	27.2%	55,711,592	12.2%	55,711,592	27.2%
c/o The Blackstone Group, L.P. 345 Park Avenue, New York, New York 10154
James L. Donald(4)	748,430	*	2	*	—	—	748,430	*	748,430	*	748,430	*
Peter J. Crage(5)	312,773	*	2	*	—	—	312,773	*	312,773	*	312,773	*
Thomas Seddon(6)	219,105	*	—	—	—	—	219,105	*	219,105	*	219,105	*
Jonathan S. Halkyard	—	—	—	—	—	—	—	—	—	—	—	—
M. Thomas Buoy(7)	72,675	*	—	—	—	—	72,675	*	72,675	*	72,675	*
Robert J. Joyce(8)	100,281	*	—	—	—	—	100,281	*	100,281	*	100,281	*
Douglas G. Geoga(9)	453,276	*	7	*	—	—	453,276	*	453,276	*	453,276	*
William A. Kussell(10)	116,783	*	3	*	—	—	116,783	*	116,783	*	116,783	*
Richard F. Wallman(11)	191,887	*	20	*	—	—	191,887	*	191,887	*	191,887	*
A.J. Agarwal(12)	—	—	—	—	—	—	—	—	—	—	—	—
Michael A. Barr(13)	—	—	—	—	—	—	—	—	—	—	—	—
William D. Rahm(14)	—	—	—	—	—	—	—	—	—	—	—	—

	CORPORATION				ESH REIT						Paired Shares Beneficially Owned
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class A Common Stock Beneficially Owned+		Shares of Class B Common Stock Beneficially Owned		Total Common Stock Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Christopher K. Daniello(14)	—	—	—	—	—	—	—	—	—	—	—	—
Kevin W. Dinnie(12)	—	—	—	—	—	—	—	—	—	—	—	—
Ty E. Wallach(13)	—	—	—	—	—	—	—	—	—	—	—	—
All directors, director nominees and executive officers of the Corporation, as a group (15 persons)(15)	2,489,995	1.2%	36	*	—	—	2,489,995	1.2%	2,489,995	*	2,489,995	1.2%
All directors, director nominees and executive officers of ESH REIT, as a group (8 persons)(16)	1,803,746	*	31	*	—	—	1,803,746	*	1,803,746	*	1,803,746	*

+	100% of the Class A common stock of ESH REIT or 455,042,406 shares of Class A common stock is held by the Corporation.
*	Less than 1%.
(1)	Reflects 10,493,278 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 12,858,176 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 4,504,341 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 13,435,094 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 13,430,085 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 899,604 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 91,013 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners General Partner, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Offshore GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Centerbridge GP Investors, LLC is the general partner of Centerbridge Associates, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of Centerbridge Credit GP Investors, L.L.C., Centerbridge Credit Offshore GP Investors, L.L.C. and Centerbridge GP Investors, LLC, share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.
(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group, L.P. (the “Partnerships”) as follows: 10,214,102 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 10,349,433 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 3,451,734 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 69,603 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 6,569,209 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 14,121,731 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 10,765,860 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 169,920 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P. The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P. and Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C.

The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The managing member of Blackstone Holdings III GP L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	Includes 300,843 restricted Paired Shares owned by Mr. Donald.
(5)	Includes 123,273 restricted Paired Shares owned by Mr. Crage.
(6)	Includes 135,379 restricted Paired Shares owned by Mr. Seddon.
(7)	Includes 30,083 restricted Paired Shares owned by Mr. Buoy.
(8)	Includes 60,167 restricted Paired Shares owned by Mr. Joyce.
(9)

Includes 100,000 restricted Paired Shares owned by Mr. Geoga and 61,637 restricted Paired Shares owned by Mr. Geoga and held through the Douglas Geoga Family Dynasty Trust. Mr. Geoga owns 291,639 Paired Shares, 61,637 restricted Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas

Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares, restricted Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.
(10)	Includes 18,491 restricted Paired Shares owned by Mr. Kussell.
(11)	Includes 18,041 restricted Paired Shares owned by Mr. Wallman. Mr. Wallman owns 72,305 Paired Shares through the Richard F Wallman IRA.
(12)	Messrs. Agarwal and Dinnie own no Paired Shares or shares of voting preferred stock directly. Messrs. Agarwal and Dinnie are employees of Blackstone, but each disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Messrs. Agarwal and Dinnie is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.
(13)	Messrs. Barr and Wallach own no Paired Shares or shares of voting preferred stock directly. Messrs. Barr and Wallach are employees of Paulson, but each disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Messrs. Barr and Wallach is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.
(14)	Messrs. Daniello and Rahm own no Paired Shares or shares of voting preferred stock directly. Messrs. Daniello and Rahm are employees of Centerbridge, but each disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Messrs. Daniello and Rahm is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.
(15)	Includes 300,843 restricted Paired Shares owned by Mr. Donald, 123,273 restricted Paired Shares owned by Mr. Crage, 135,379 restricted Paired Shares owned by Mr. Seddon, 33,533 restricted Paired Shares owned by Ms. Plummer, 30,083 restricted Paired Shares owned by Mr. Buoy, 60,167 restricted Paired Shares owned by Mr. McCanless, 60,167 restricted Paired Shares owned by Mr. Joyce, 20,055 restricted Paired Shares owned by Mr. Weissman, 100,000 restricted Paired Shares owned by Mr. Geoga, 61,637 restricted Paired Shares owned by Mr. Geoga through the Douglas Geoga Family Dynasty Trust, 18,491 restricted Paired Shares owned by Mr. Kussell and 18,041 restricted Paired Shares owned by Mr. Wallman.
(16)	Includes 300,843 restricted Paired Shares owned by Mr. Donald, 123,273 restricted Paired Shares owned by Mr. Crage, 60,167 restricted Paired Shares owned by Mr. McCanless, 100,000 restricted Paired Shares owned by Mr. Geoga, 61,637 restricted Paired Shares owned by Mr. Geoga through the Douglas Geoga Family Dynasty Trust and 18,041 restricted Paired Shares owned by Mr. Wallman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Corporation common stock, to file reports of their stock ownership and changes in their ownership of our Corporation common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2013. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding Corporation common stock, fully complied with the reporting requirements of Section 16(a) during 2013.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to the Corporation than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of the Corporation. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2013.

Management Agreements

On October 8, 2010, the Operating Lessees executed management agreements (the “HVM Management Agreements”) with HVM, an independent eligible contractor, with respect to all of the hotels under lease. The HVM Management Agreements each had substantially the same terms. The activity and operations formerly conducted by HVM are now conducted by ESA Management. As part of the Pre-IPO Transactions, the HVM Management Agreements were terminated and ESA Management entered into replacement management agreements (“ESA Management Agreements”) with the Operating Lessees, currently wholly-owned subsidiaries of the Corporation, on substantially the same terms.

Under each HVM Management Agreement, HVM provided management services to the leased hotels, including supervision, direction, control of the operation and management and promotion of the hotel properties. The HVM Management Agreements contained indemnification provisions, which survived the termination of the agreement.

Under each HVM Management Agreement, HVM was entitled to a management fee of 2.5% of hotel revenues, which was reduced to 0.5% after a threshold of revenue was reached in each fiscal year. HVM was reimbursed for property-level costs and expenses in managing and operating the hotels, including salaries, in-house legal personnel, out-of-pocket expenses and other services paid for by HVM (collectively, “Operating Expenses”). HVM was also entitled to receive a service fee for technical services that HVM provided (“Service Fees”).

Under one of the HVM Management Agreements, HVM also received an incentive management fee through the grant of Class B common units and Class C common units of Holdings, which were then allocated and transferred to employees of HVM under a management incentive plan. For the year ended December 31, 2013, 170 Class C common units and 0 Class B common units, respectively, were granted to HVM.

Aggregate management fees paid to HVM under the HVM Management Agreements were approximately $14.9 million for the year ended December 31, 2013. HVM was reimbursed for Operating Expenses of approximately $221.1 million for the year ended December 31, 2013. Service Fees paid to HVM were approximately $6.3 million for the year ended December 31, 2013.

Trademark License Agreements

On October 8, 2010, a subsidiary of ESH Strategies, the owner of the trademarks “Extended Stay America,” “Extended Stay Deluxe,” “Homestead Studio Suites,” “Studio Plus,” “Crossland,” “Extended Stay” and “Extended Stay Hotels” entered into a trademark license agreement, as later amended, with ESH REIT’s operating subsidiaries, granting it a non-exclusive license to use the trademarks, expiring on December 31, 2030. As part of the Pre-IPO Transactions, the Corporation acquired all of the interests in ESH Strategies and acquired control of ESH REIT.

The trademark license agreements provide for a trademark fee of 0.3% of revenues. Trademark fees under these agreements were approximately $3.4 million for the year ended December 31, 2013.

Administrative Services Agreement

Prior to the Pre-IPO Transactions, HVM provided ESH REIT certain general and administrative services. The amount of these services totaled approximately $6.3 million, $7.1 million and $4.7 million for the period from January 1, 2013 through the Pre-IPO Transactions and for the years ended December 31, 2012 and 2011, respectively. Due to the fact that prior to the Pre-IPO Transactions, HVM was a consolidated variable interest entity, such amounts were eliminated in consolidation.

Subsequent to the Pre-IPO Transactions, ESA Management provides certain general and administrative services to ESH REIT. The services relate to shared personnel and other costs with respect to executive management, (including the Chief Executive Officer, the Chief Financial Officer and Chief Legal Officer), accounting, financial analysis, training and technology. For the period from the Pre-IPO Transactions through December 31, 2013, ESH REIT incurred expenses of approximately $1.1 million related to these services, which are included in general and administrative expenses in the consolidated statement of operations for the year ended December 31, 2013.

HVM Purchase Agreement

Messrs. Crage and Weissman owned 80% and 20%, respectively, of HVM through indirect membership interests. As part of the Pre-IPO Transactions, ESA Management acquired substantially all of the assets of HVM and assumed substantially all of the liabilities of HVM. The HVM Management Agreements with the Operating Lessees were terminated and ESA Management entered into the ESA Management Agreements with the Operating Lessees that are substantially the same as the HVM Management Agreements. The consideration for ESA Management’s purchase of all of the assets of HVM was $0.8 million and the assumption of the assumed liabilities. Messrs. Crage and Weissman received $0.5 million and $0.1 million, respectively.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our Current Report on Form 8-K, filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. The following description is qualified in its entirety by reference to the registration rights agreement filed as Exhibit 4.2 to our Current Report on Form 8-K, filed on November 18, 2013.

The Sponsors have the right, at any time, to require the Corporation and ESH REIT to register all or any portion of their Paired Shares under the Securities Act on Form S-1 or Form S-3. Each Sponsor is entitled to request up to two registrations on Form S-1 (provided the aggregate offering value of the Paired Shares registered in any such registration equals at least $200 million) and an unlimited number of short-form registrations on Form S-3 (provided the aggregate offering value of the Paired Shares registered in any such registration equals at least $100 million), including underwritten offerings. In addition, if the Corporation and ESH REIT propose to file a registration statement in connection with a public offering of Paired Shares (including pursuant to a demand registration statement initiated by a Sponsor), the Sponsors are entitled to piggyback registration rights pursuant to which the Corporation and ESH REIT are required to include in such registration such number of Paired Shares as they may request. These registration rights are also subject to cutbacks, priorities and other limitations.

The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act.

Transactions with Culligan International

In 2013, we purchased water filters from Culligan International, which is owned by affiliates of Centerbridge, for installation in our hotel rooms. We paid Culligan $0.7 million for the year ended December 31, 2013.

Initial Public Offering

An affiliate of one of the Sponsors purchased approximately 794,000 Paired Shares as an underwriter in connection with the initial public offering and earned approximately $1.0 million in fees related to the transaction.

Mezzanine Loans

Investment funds of the Sponsors were the holders of $37.2 million of ESH REIT’s mezzanine loans as of December 31, 2013.

OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.extendedstayamerica.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of March 21, 2014, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2014 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

Ross W. McCanless

Chief Legal Officer, General Counsel and Secretary

Charlotte, North Carolina

April 15, 2014

ESH HOSPITALITY, INC.

April 15, 2014

To the Shareholders of ESH Hospitality, Inc.:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc., on Wednesday, May 21, 2014 at 11:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect five directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, (iii) approve, on an advisory basis, the compensation of our named executive officers, (iv) determine, on an advisory basis, the frequency with which shareholders will participate in any advisory vote on executive compensation, and (v) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in ESH Hospitality, Inc.

Sincerely,

James L. Donald	Douglas G. Geoga
Chief Executive Officer	Chairman of the Board

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

extendedstayamerica.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc. (“ESH REIT”) will be held on Wednesday, May 21, 2014 at 11:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect five directors to hold office until the 2015 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	To approve, on an advisory basis, the compensation paid to our named executive officers;

•	To determine, on an advisory basis, the frequency with which shareholders will participate in any advisory vote on executive compensation; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on March 21, 2014 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 15, 2014.

By Order of the Board of Directors,

Ross W. McCanless

Chief Legal Officer and Secretary

Charlotte, North Carolina

April 15, 2014

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2013 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ESH HOSPITALITY, INC.

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2014

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of ESH Hospitality, Inc., a Delaware corporation, of proxies to be voted at our 2014 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Wednesday, May 21, 2014, at 11:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to “ESH REIT,” “we,” “us,” and “our” refer to ESH Hospitality, Inc. and its subsidiaries. All references in this Proxy Statement to the “Company” refer to Extended Stay America, Inc. (the “Corporation”), ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.extendedstayamerica.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2013 Annual Report, which includes our combined annual report on Form 10-K for the year ended December  31, 2013, are available at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the 5 director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014;

•	An advisory vote on ESH REIT’s executive compensation;

•	An advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on March 21, 2014 (the “Record Date”), you owned shares of ESH REIT’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: ESH REIT Class B common stock, $0.01 par value per share, and ESH REIT Class A common stock, $0.01 per share. Each share of ESH REIT Class B common stock is attached to and trades as single unit with a share of common stock of the Corporation, par value $0.01 per share, (each, a “Paired Share”). Shares of the ESH REIT Class A common stock are owned by the Corporation and are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 204,746,573 shares of ESH REIT Class B common stock outstanding and 250,295,833 shares of ESH REIT Class A common stock outstanding, representing approximately 55% of ESH REIT’s total outstanding common stock. With respect to all of the matters submitted for vote at the Annual Meeting, each share of ESH REIT Class B common stock is entitled to one vote and each share of ESH REIT Class A common stock is entitled to one vote. The ESH REIT Class B common stock and ESH REIT Class A common stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?
1. The election of the 5 director nominees identified in this Proxy Statement each for a one-year term.	You may: (i) vote FOR the election of all nominees named herein; (ii) withhold authority to vote for all such nominees; or (iii) vote FOR the election of all such nominees other than any	The Board recommends that you vote FOR all five of the director nominees.

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Proposal	How may I vote?	How does the Board recommend that I vote?
nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

3. An advisory vote on ESH REIT’s executive compensation.	You may vote FOR or AGAINST the advisory vote on executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

4. An advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation.	You may vote in favor of ESH REIT seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote in favor of ESH REIT seeking an advisory vote on executive compensation EVERY THREE YEARS.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with ESH REIT’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

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•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to March 21, 2014, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to ESH REIT’s Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

•	FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

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•	FOR EVERY THREE YEARS, on an advisory basis, of the frequency of advisory votes on ESH REIT’s executive compensation.

What votes need to be present to hold the Annual Meeting?

Under our Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors, the advisory vote on ESH REIT’s executive compensation and the advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the 5 director nominees identified in this Proxy Statement each for a one-year term.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. An advisory vote on ESH REIT’s executive compensation.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

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Proposal	Voting Requirement
4. An advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Trust & Transfer Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2013 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2013 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2013 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2013 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

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What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2015 annual meeting of shareholders?

December 12, 2014 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2015 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2015 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Bylaws, no earlier than January 21, 2015 and no later than February 20, 2015. Shareholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of ESH REIT voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

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BACKGROUND OF THE COMPANY

On November 18, 2013, the Corporation and ESH REIT completed their initial public offering of Paired Shares. Prior to the completion of the Corporation’s and ESH REIT’s initial public offering, we restructured and reorganized our existing business through a series of transactions (collectively, as described more fully below, the “Pre-IPO Transactions”). Ownership of Paired Shares gives investors an ownership interest in our hotel properties through ESH REIT and in the operation of our business through the Corporation.

Prior to the Pre-IPO Transactions, ESH Hospitality Holdings LLC, a Delaware limited liability company (“Holdings”), owned all of ESH REIT’s then outstanding common units. Prior to the Pre-IPO Transactions, Centerbridge Partners L.P., Paulson & Co. Inc. and the Blackstone Group, L.P. and their affiliates (collectively, the “Sponsors”) owned an approximately 99% interest in Holdings and the remaining interests were owned by certain members of the board of managers of Holdings and employees of HVM LLC (“HVM”). Prior to the Pre-IPO Transactions, the Operating Lessees were each taxable REIT subsidiaries that leased the hotel properties from ESH REIT pursuant to operating leases. HVM was an eligible independent contractor, within the meaning of Section 856(d)(9) of the Code, that managed the hotel properties pursuant to management agreements with the Operating Lessees. Subsidiaries of ESH Hospitality Strategies LLC, a Delaware limited liability company (“ESH Strategies”), owned the trademarks and licensed their use to the Operating Lessees pursuant to trademark license agreements.

Following the Pre-IPO Transactions, the Corporation, through its direct wholly-owned subsidiaries, now leases the hotel properties from ESH REIT, owns the trademarks related to the business and self-manages the hotel properties. In addition, the Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 55% of the outstanding shares of common stock of ESH REIT.

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PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated five people for election as directors at the Annual Meeting. Each of the nominees currently is a director of ESH REIT. If our shareholders elect these directors, then the directors will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
Douglas G. Geoga	58	Chairman of the Board
Richard F. Wallman	63	Director
Christopher K. Daniello	29	Director
Kevin W. Dinnie	51	Director
Ty E. Wallach	42	Director

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors:

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of Holdings and ESH Strategies Holdings LLC (“Strategies Holdings”) from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Since October 2012, Mr. Geoga has also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. From November 2002 until December 2009, Mr. Geoga served as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors of Kemper Corporation.

Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International Inc., a provider of diversified industrial technology and manufacturing products,

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and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Industries, Inc., Convergys Corporation, Tornier N.V. and Charles River Laboratories International, Inc.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect ESH REIT. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

Christopher K. Daniello has served as a director of ESH REIT since November 2013. Mr. Daniello is a Principal at Centerbridge Partners, L.P. where he focuses on investments in the real estate, gaming and lodging and media, telecom and technology sectors. Prior to joining Centerbridge in 2009, Mr. Daniello worked at Goldman Sachs from 2007 to 2009, where he was an analyst in the Investment Banking Division.

Mr. Daniello was appointed by Centerbridge to serve as a director of ESH REIT. Mr. Daniello’s experience in real estate, lodging and investments brings to the Board an understanding of issues and risks that affect ESH REIT.

Kevin W. Dinnie has served as a director of ESH REIT since November 2013. Mr. Dinnie is a Managing Director in Blackstone’s Real Estate Group. Mr. Dinnie joined Blackstone in November 2011. Prior to joining Blackstone, Mr. Dinnie was a Principal and Managing Director of Silverpeak Real Estate Partners from May 2010 to November 2011. From June 2001 to May 2010, Mr. Dinnie worked at Lehman Brothers Real Estate Partners, serving as the Global Head of Asset Management. Prior to joining Lehman Brothers, Mr. Dinnie was a Managing Director of GE Capital Real Estate, where he worked from 1990.

Mr. Dinnie was appointed by Blackstone to serve as a director of ESH REIT. Mr. Dinnie’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect ESH REIT.

Ty E. Wallach has served as a director of ESH REIT since November 2013 and served as a member of the board of managers of Strategies Holdings from October 2010 to November 2013. Mr. Wallach is a Partner at Paulson & Co., Inc. and a Co-Manager of Paulson’s credit funds. Prior to joining Paulson, Mr. Wallach was a Partner and Managing Director at Oak Hill Advisors, serving most recently as Co-Head of European Investments. Mr. Wallach joined Oak Hill Advisors’ New York Office in 1994. Mr. Wallach began his career as an investment banker at Kidder, Peabody & Co.

Mr. Wallach was appointed by Paulson to serve as a director of ESH REIT. Mr. Wallach’s extensive experience in real estate, lodging and investments brings to the Board a significant understanding of issues and risks that affect ESH REIT.

Each of Messrs. Daniello, Dinnie and Wallach were recommended as director nominees by the Sponsors pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” in the Corporation’s Proxy Statement for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga and Wallman are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL FIVE OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that ESH REIT is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

We have adopted the ESH Hospitality, Inc. Corporate Governance Guidelines (the “ESH REIT Corporate Governance Guidelines”), which provide a framework for the governance of ESH REIT as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The ESH REIT Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The ESH REIT Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the ESH REIT Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter. However, ESH REIT may choose to forego annual evaluations of the Nominating and Governance Committee and the Compensation Committee pursuant to exemptions provided for “controlled companies” under the rules of the NYSE, as described further below.

The ESH REIT Corporate Governance Guidelines are posted on our website at www.extendedstayamerica.com. The ESH REIT Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both ESH REIT and ESH REIT’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted ESH Hospitality, Inc. Code of Business Conduct and Ethics (the “ESH REIT Code of Business Conduct and Ethics”) that applies to the principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the ESH REIT Code of Business Conduct and Ethics is posted on our website at www.extendedstayamerica.com. If we amend or waive provisions of the ESH REIT Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

The Board has determined that we are a “controlled company” under the rules of the NYSE and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements of the NYSE. Pursuant to the “controlled company” exception to the Board and committee composition requirements, we are exempt from the rules that require that:

•	a majority of the Board consist of independent directors;

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•	ESH REIT have a nominating/corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	ESH REIT have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The “controlled company” exception does not modify the independence requirements for the Audit Committee. Our Audit Committee is currently comprised entirely of independent directors.

The Board consists of five directors. The current directors are listed under “Proposal 1—Proposal to Elect Directors” above. Our Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal. Our Board has affirmatively determined that Messrs. Geoga and Wallman are independent under the rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of ESH REIT. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Since the initial public offering, Mr. Donald has served as our Chief Executive Officer and Mr. Geoga has served as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate at this time in light of the Sponsors’ ownership of over 80% of the outstanding equity of the Corporation, our parent. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Donald and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular’s committee’s expertise or charter. The Audit Committee assists the Board with oversight of our material financial risk exposures and our material financial statement and financial reporting risks. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions from other directors regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” in the Corporation’s Proxy Statement for a description of the Sponsors’ right to nominate directors. The Nominating and Corporate Governance Committee considers all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole,

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is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with ESH REIT’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which a candidate would fill a present need on the Board. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of ESH REIT’s business and structure. Shareholders may also nominate directors for election at ESH REIT’s annual shareholders meeting by following the provisions set forth in ESH REIT’s Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.

Meetings of the Board and Committees

During 2013, the Board held two meetings. All of the directors who served during 2013 attended at least 75% of the total meetings of the Board and each of the board committees on which such director served during their respective tenure. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual meeting.

Pursuant to the ESH REIT Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to the ESH REIT Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Independent directors meet in a private session that excludes management and affiliated directors at least once per year.

Communications with the Board

Shareholders wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the Chief Legal Officer of ESH REIT, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The Chief Legal Officer or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. In accordance with the applicable rules of the NYSE, we rely on exceptions that allow us to phase in compliance with the applicable committee independence standards.

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The following table shows the membership of each committee of our Board as of December 31, 2013, and the number of meetings held by each committee during 2013:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair	Chair
Christopher K. Daniello			X
Kevin W. Dinnie		X
Ty E. Wallach		X
Richard F. Wallman	Chair		X
Number of 2013 Meetings	3	1	1

*	Mr. Geoga was appointed Chairman of the Board on November 12, 2013.

Audit Committee

The Audit Committee consists of Messrs. Geoga and Wallman. Mr. Wallman is the Chairman of the Audit Committee. The Board has determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Geoga and Mr. Wallman are independent as independence is defined in Rule 10A-3 of the Exchange Act, and under the NYSE listing standards. ESH REIT expects a third new independent director to be placed on the audit committee within one year of the initial public offering. The composition of the Audit Committee will satisfy the independence requirements of the SEC and the NYSE within the applicable timeframe.

The principal duties and responsibilities of the Audit Committee are to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

Compensation Committees

The Compensation Committee consists of Messrs. Geoga, Dinnie and Wallach. Mr. Geoga is the Chairman of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our stock-based compensation, incentive and benefit plans for all plan participants;

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•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of ESH REIT;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and ESH REIT’s organizational documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Daniello, Geoga and Wallman. Mr. Geoga is Chairman of the Nominating and Corporate Governance Committee.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Geoga, Dinnie and Wallach. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2013, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as the member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, four times the executive’s base salary, in the case of our Chief Legal Officer and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

ESH REIT’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of ESH REIT from effecting hedging or similar monetization transactions with respect to Paired Shares.

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PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte also served as our independent registered accounting firm for fiscal year 2013. The services provided to us by Deloitte in fiscal year 2013 are described under the heading “Independent Registered Public Accounting Firm’s Fees and Services” in the Corporation’s Proxy Statement. Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting ESH REIT’s independent registered public accounting firm for 2014. Accordingly, shareholder approval is not required to appoint Deloitte as ESH REIT’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If ESH REIT’s shareholders do not ratify the selection of Deloitte as ESH REIT’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of ESH REIT’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF ESH HOSPITALITY, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

Please see the fee table set forth under the heading “Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm’s Fees and Services” in the Corporation’s Proxy Statement for a breakdown of the fees paid for professional services rendered by Deloitte to the Company, for fiscal years 2013 and 2012, which information is incorporated by reference herein. Prior to the Pre-IPO Transactions and completion of our initial public offering, fees paid to Deloitte were pre-approved and paid by the Company’s predecessor entities for services provided to the Company. For 2014 and beyond, separate fee tables will be included in each of the Corporation’s proxy statement and ESH REIT proxy statement, as each entity will separately appoint, compensate and retain Deloitte as its independent registered public accounting firm.

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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of ESH REIT’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. The Audit Committee has authorized the Chair of the Audit Committee to approve certain minor non-audit services that do not constitute more than 5% of the total amount of revenues paid by ESH REIT to Deloitte during the fiscal year the non-audit services were provided and were not recognized by ESH REIT to be non-audit services at the time of the engagement for such services. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. In 2013, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of ESH REIT;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.extendedstayamerica.com.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently composed of Messrs. Geoga and Wallman, with Mr. Wallman serving as Chairman. The Audit Committee oversees ESH REIT’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.extendedstayamerica.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in ESH REIT’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte & Touche LLP (“Deloitte”), ESH REIT’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of ESH REIT’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and ESH REIT and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as ESH REIT’s independent registered public accounting firm for 2014.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

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EXECUTIVE OFFICERS

The following table sets forth the name and age of each executive officer of ESH REIT, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
James L. Donald	60	Chief Executive Officer
Peter J. Crage	52	Chief Financial Officer
Ross W. McCanless	56	Chief Legal Officer and Secretary

Set forth below are descriptions of the backgrounds of each of our executive officers:

James L. Donald has served as Chief Executive Officer and director of the Corporation and Chief Executive Officer of ESH REIT since November 2013. Mr. Donald served as Chief Executive Officer of HVM from February 2012 to November 2013. From October 2009 until March 2011, Mr. Donald served as the President and Chief Executive Officer of Haggen, Inc., the Pacific Northwest’s largest independent grocer. Previously, Mr. Donald was President and Chief Executive Officer and a director of Starbucks Corporation from April 2005 to January 2008. From October 2004 to April 2005, Mr. Donald served as Starbucks’ CEO designate. From October 2002 to October 2004, Mr. Donald served as President of Starbucks, North America. Prior to joining Starbucks, Mr. Donald served from October 1996 to October 2002 as Chairman, President and Chief Executive Officer of Pathmark Stores, Inc., a supermarket chain. He has also served in a variety of senior management positions with Albertson’s, Inc., Safeway, Inc. and Walmart Stores, Inc. Mr. Donald currently serves on the board of directors of Barry Callebaut Ag-reg.

Peter J. Crage has served as Chief Financial Officer of the Corporation and ESH REIT since November 2013 and served as Chief Financial Officer of HVM from July 2011 to November 2013. From July 2005 to June 2011, Mr. Crage served as the Executive Vice President and Chief Financial Officer of Cedar Fair Entertainment Company, a regional amusement-resort company. Prior to that, he served as Cedar Fair’s Corporate Controller and Treasurer.

Ross W. McCanless has served as Chief Legal Officer, General Counsel and Secretary of the Corporation and Chief Legal Officer and Secretary of ESH REIT since November 2013 and served as Chief Legal Officer of HVM from May 2012 to November 2013 and General Counsel from April 2013 to November 2013. From June 2006 to May 2012, he was a private investor. From May 2003 to May 2006, Mr. McCanless was Senior Vice President, General Counsel and Secretary of Lowe’s Companies, Inc. From June 1989 to August 2003, Mr. McCanless held various positions with Food Lion, LLC (later Delhaize America, Inc.) including General Counsel (1989 to 1999), Chief Executive Officer (1999 to 2002) and Vice-Chairman (2002 to 2003). Mr. McCanless currently serves on the board of directors of Kewaunee Scientific Corporation.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

ESH REIT does not directly employ any of the executives responsible for the management of our business. Both prior to and following the completion of our initial public offering, ESH REIT did not set or have any control with respect to the compensation of our executive officers, James L. Donald, Peter J. Crage and Ross W. McCanless (referred to herein as the “named executive officers”).

Prior to the completion of our initial public offering our named executive officers were employed and paid by HVM, with respect to each of Mr. Donald and Mr. Crage, pursuant to the terms of employment agreements entered into with HVM (the “Executive Agreements”), and with respect to Mr. McCanless, pursuant to the terms of employment set at the commencement of his employment with HVM. In connection with the Pre-IPO Transactions, the Executive Agreements were assumed by ESA Management, LLC, a wholly-owned subsidiary of the Corporation (“ESA Management”). Following the completion of the Pre-IPO Transactions the executives of HVM, including the named executive officers, became executive officers of the Corporation and/or ESH REIT, as described above under the heading “Executive Officers.” The compensation of our named executive officers, (i) prior to the completion of our initial public offering, was determined by the sole manager of HVM and individuals that were the indirect owners of HVM Manager (the “Manager Representatives”) and (ii) following the completion of our initial public offering, by the Compensation Committee of the Corporation, as described below and in the Corporation’s Proxy Statement, which is being filed concurrently with this Proxy Statement.

Our named executive officers provide services to ESH REIT pursuant to the terms of a services agreement entered into between ESA Management, Extended Stay America and ESH REIT in connection with the Pre-IPO Transactions (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of such personnel.

The Services Agreement provides that ESH REIT and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including without limitation, facility costs, which includes rental of space, legal and accounting expenses, telephone and fax costs, travel expenses, costs of technical and communication support, and shared administration and other similar office expenses. With respect to the compensation of our named executive officers, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our named executive officers, including, without limitation, salary, incentive compensation, any profit sharing and 401(k) plans, medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the 2013 LTIPs (as defined below). The allocation is expressed as a percentage of each named executive officer’s total working time, calculated based upon the time dedicated by each of our named executive officers to ESH REIT. Such allocations shall be mutually determined by ESH REIT and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

For the period beginning immediately following our initial public offering through the end of the 2013 fiscal year, ESH REIT and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our named executive officers to ESH REIT were as follows: (i) Mr. Donald, $91,865; (i) Mr. Crage, $62,390 and (i) Mr. McCanless, $17,037.

Objectives and Design of HVM’s Compensation Program

Background

As part of the Company’s acquisition, completed in October 2010, HVM Manager negotiated and approved certain elements of the executive compensation program for HVM, including the equity incentive plan and the

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form of employment agreement, which became effective as of October 8, 2010 and are described more fully below. Since that time until immediately prior to our initial public offering, HVM Manager reviewed and approved all aspects of HVM’s executives’ compensation. Prior to the completion of our initial public offering, HVM and HVM Manager did not have a compensation committee. Rather, HVM Manager, and the Manager Representatives, approved all decisions with respect to executive compensation, typically with input from HVM’s CEO. Following the Acquisition Date, HVM Manager authorized a committee consisting of Manager Representatives under the Second Amended and Restated Management Incentive Plan (the “Plan Committee”) to enter into Executive Agreements with certain of HVM’s executives.

In light of the Pre-IPO Transactions and our initial public offering, HVM’s compensation program was reviewed as a whole in order to evaluate all aspects of HVM’s executives’ compensation, including the executives’ expected roles at the Corporation and/or ESH REIT following the completion of our initial public offering. This review resulted in changes to the compensatory plans and programs applicable to the named executive officers which became effective in connection with our initial public offering, and such terms are described throughout this section.

The tabular disclosure that follows reflects the compensation of our named executive officers paid by HVM prior to our initial public offering, and by ESA Management, following our initial public offering. As described above, pursuant to the Services Agreement, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers.

Philosophy and Objectives

HVM’s compensation philosophy focused on the principle that the majority of the named executive officers’ compensation should be directly connected to the performance of ESH REIT. In addition, in designing the executive compensation packages, HVM was conscious of, and took into consideration, the need to attract and maintain a pool of talented management personnel in order for HVM to effectively operate in a competitive marketplace. The Corporation generally continues to implement compensation programs following these general principles and practices.

The executive compensation program consists of multiple elements and has been designed with the following overarching objectives:

•	to attract, engage and retain a high quality workforce that helps achieve immediate and longer term success;

•	to motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives; and

•	to align the interests of the executives with the interests of our shareholders.

Setting Executive Compensation

In connection with Extended Stay America’s acquisition of substantially all of the Predecessor’s businesses, assets and operations, HVM adopted an equity incentive plan as of the Acquisition Date to provide for the granting of profit units to HVM employees, including the named executive officers. In connection with the Pre-IPO Transactions, all profit units were converted into Paired Shares, which Paired Shares are subject to certain vesting conditions, holding requirements and/or restrictions on transfer (as applicable), as described below in “—Equity Incentive Awards.”

HVM negotiated and entered into Executive Agreements with Mr. Donald and Mr. Crage in connection with their commencement of employment with HVM on February 21, 2012 and July 7, 2011, respectively. Mr. McCanless joined HVM on May 2, 2012. In connection with the Pre-IPO Transactions, the Executive Agreements were assumed and acknowledged by ESA Management.

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For each of the named executive officers (regardless of whether they are subject to an Executive Agreement), cash compensation amounts have been set to provide a certain amount of financial security to the named executive officers at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the short-term cash bonus program has been designed to meaningfully reward strong annual company performance, in order to motivate participants to strive for continued company growth and profitability. The compensation packages, the elements of which were determined prior to the completion of our initial public offering, have generally remained in place following our initial public offering.

In fiscal year 2013, the compensation program continued to evolve to support HVM’s long-range business goals and growth strategies, and following the completion of our initial public offering, those of the Corporation and ESH REIT. Each named executive officer received a one-time grant of profit units, generally coinciding with, or shortly following, the effective date of his Executive Agreement or, with respect to Mr. McCanless, the commencement of his employment with HVM, which profit units had provided the named executive officers an opportunity to share in the growth of Holdings. The Profit Units (as defined below), after giving effect to the Pre-IPO Transactions, were converted into Paired Shares which will continue to provide retentive value by providing the named executive officers the opportunity to share in the growth of the Company.

As part of the Pre-IPO Transactions, the Plan Committee engaged Pearl Meyer & Partners (“Pearl Meyer”) in order to obtain recommendations regarding the development of the long-term equity incentive program that would be in place following the completion of our initial public offering and the conversion of the Profit Units into Paired Shares. In 2014, the Compensation Committee of the Corporation engaged Pearl Meyer for the purpose of examining the executive compensation program as a whole in order to assess the program from an overall incentive and retentive perspective, and to provide recommendations with respect to changes in the program, including pay levels, as compared to pay levels for executives of peer companies.

Elements of Compensation

The amount of compensation or potential amount of compensation, payable pursuant to one element of the compensation package, is evaluated and considered in the context of each other element of compensation payable to the named executive officer.

The main elements of the named executive officers’ compensation during fiscal year 2013, both prior to and following our initial public offering, and the rationale for each, are as follows:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the executive with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the employee’s participation in the Corporation’s achievement of critical, relatively short-term, financial performance goals as well as achievement of individual objectives.

Long-term equity-based awards	The equity incentive program (consisting primarily of restricted stock units) is designed to attract, retain, incentivize and motivate employees, including the named executive officers, to promote the success of our businesses by providing the participating

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Element	Rationale

individuals with a proprietary interest in the Corporation and ESH REIT and to align the participants’ interests with the interests of the shareholders.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the named executive officers, with retirement savings opportunities, medical coverage, and other reasonable welfare benefits.

Base Salary

As noted above, each of the named executive officers other than Mr. McCanless is subject to an Executive Agreement. The terms of each Executive Agreement are described in greater detail under the headings “—Executive Agreements” and “—Potential Payments Upon Termination or Change in Control.” As part of the Pre-IPO transactions, ESA Management assumed each of the Executive Agreements.

Each Executive Agreement sets forth an initial annual base salary for the applicable named executive officer (and Mr. McCanless’ base salary was initially set at the time of his commencement of employment). Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the named executive officer’s position, duties and experience, be reasonable relative to the other named executive officers’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

Pursuant to the Executive Agreements, the amount of each executive’s base salary is to be reviewed annually and may be increased by ESA Management in accordance with ESA Management policies. Beginning in fiscal year 2013, HVM set a policy for reviewing the compensation of each of its executive officers in May of each year, based upon performance. Following such review in 2013, HVM determined that each of the then current named executive officers was entitled to a 3-5% increase in base salary. The increase took effect on May 10, 2013 for all of the then current named executive officers other than Mr. Donald, who elected not to receive the increase in his base salary.

For fiscal year 2013, the base salaries for the named executive officers were as follows: $900,000 for Mr. Donald; $499,600 for Mr. Crage; and $333,500 for Mr. McCanless. These amounts reflect the increases of 3-5% for each of the named executive officers other than Mr. Donald, as described above.

In addition, prior to the Pre-IPO Transactions, HVM made regular distributions to an entity wholly owned by Mr. Crage to cover the taxes associated with the profits of HVM.

Cash Bonus Awards

Target Annual Incentive Awards

Each named executive officer is eligible to receive an annual incentive award to be determined based upon the Company’s performance. For the named executive officers, annual incentive awards are determined pursuant to pre-determined goals. For 2013, achievement of the target EBITDA goals would enable each of the named executive officers to earn a target annual incentive award equal to 100% of base salary, as set forth in the Executive Agreements or established at the commencement of employment, as applicable. The named executive officers were eligible to earn annual incentive awards for 2013 expressed as a percentage of base salary, as follows:

Executive	Range of Potential Payment Expressed as a Percentage of Base Salary
James L. Donald	50% – 200%
Peter J. Crage	50% – 200%
Ross W. McCanless	0% – 200%

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For 2013, each of the named executive officers was subject to performance goals based 90% on achieved EBITDA of the Company and 10% on individual goals. EBITDA goals for 2013 were set as follows: $459.1 million was the threshold; $525.1 million was the target; and $591.1 million was the maximum, with straight-line interpolation being applied for performance above threshold levels. The Company achieved EBITDA for 2013 of $ 482.4 million, and each of the named executive officers achieved their individual goals, such that they earned a bonus equal to 57.6% of their base salary for the portion attributable to EBITDA and 10% of their base salary for the portion attributable to individual goals. Mr. Donald elected to receive a lesser amount than the amount he would have otherwise received equal to 50% of his base salary. The 2013 bonuses were paid in March 2014. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company.

Equity Incentive Awards

In connection with our acquisition of substantially all of the predecessor’s businesses, assets and operations, HVM adopted the Management Incentive Plan, as amended (the “Management Incentive Plan”), for the purpose of strengthening HVM by providing incentives to certain key employees to devote their abilities and industry to our success by granting awards of restricted limited liability interests of Holdings (Class B and Class C common units, collectively “Profit Units”) to key employees of HVM as compensation. Separate classes of Profit Units are created from time to time based upon the valuation of Holdings at the time of grant. The Management Incentive Plan was administered by the Plan Committee, which was appointed by HVM Manager and consisted of the Manager Representatives. The Profit Units were scheduled to vest 20% annually up to a maximum of 80% over four years, and would have fully vested upon a Change of Control Transaction (as defined in the Holdings limited liability company agreement). Upon such an event, solely from the proceeds of the Change of Control Transaction, vested Profit Unit holders would have been entitled to receive distributions, after certain return and distribution hurdles were satisfied for all membership interests with preferential position to the Profit Units as set forth in the limited liability company agreement of Holdings. Grants of Profit Units were typically made in connection with new hires or promotions.

Concurrent with the grants of Profit Units, the named executive officers received an additional grant of similar profit units with identical terms with respect to Strategies Holdings under the Amended and Restated ESH Strategies Incentive Plan, which is a plan maintained by Strategies Holdings.

In connection with the Pre-IPO Transactions (i) the holders of the Profit Units received an aggregate distribution of cash of approximately $2.4 million from Holdings, which may be used by the holders to satisfy tax obligations incurred in connection with the Pre-IPO Transactions; (ii) the Profit Units were converted into Paired Shares; and (iii) the board of directors of the Corporation and ESH REIT adopted the Extended Stay America, Inc. 2013 Long-Term Incentive Plan and the ESH Hospitality, Inc. 2013 Long-Term Incentive Plan, respectively, which plans became effective upon the effective time of our initial public offering, in order to provide equity compensation in respect of Paired Shares to employees, non-employee directors and consultants of the Corporation and its subsidiaries and ESH REIT and its affiliates. Pursuant to the terms of the Amended and Restated Restricted Paired Share Agreement (the “RPSA”), the Profit Units that were subject to time-based vesting were converted into restricted Paired Shares that will generally vest according to the same time-based vesting schedule that applied to such Profit Units, such that for each grant, 20% of such grant will continue to vest annually. However, each of the grantees (including the named executive officers) received accelerated vesting of the 20% of the Profit Units that had been scheduled to vest only upon a Change of Control Transaction. Each of the grantees is subject to a requirement of continued ownership with respect to the Paired Shares received as a result of the 20% acceleration through the date on which the grantee’s restricted Paired Shares will vest in full (i.e., the fourth applicable annual vesting date). None of our named executive officers have received new equity awards following the completion of our initial public offering because the Compensation Committee of the Corporation determined that the Profit Units which were converted into Paired Shares provide the named executive officers with competitive levels of equity compensation and align the interests of the named executive officers to those of our shareholders.

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Benefit Programs

HVM offered executive officers who reside and work in the United States, including the named executive officers, participation in health and welfare benefit programs in the same manner as other employees, including participation in HVM’s 401(k) Plan, which plan was assumed by ESA Management in connection with the Pre-IPO Transactions (the “401(k) Plan”). Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial five-year service period. Mr. Donald does not participate in the 401(k) Plan. Messrs. Crage and McCanless participated in the 401(k) plan as of January 1, 2013.

Perquisites

Each of the named executive officers is eligible for certain perquisites, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. ESA Management is currently reimbursing Mr. Donald for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina.

Termination Arrangements

Each of the named executive officers is subject to certain benefits upon a Change in Control and in connection with certain terminations of employment pursuant to his Executive Agreement and/or equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

Actions in 2014

Following an overall review of the Corporation’s compensation program structure, the Compensation Committee of the Corporation has determined, and management believes, it is in the best interest of the Corporation to transition away from the use of the Executive Agreements, each of which had been negotiated and entered into prior to the completion of our initial public offering. The Compensation Committee of the Corporation believes this elimination of the existing Executive Agreements is more appropriate for the Corporation in light of its status as a public company, and plans to effect this transition by having ESA Management exercise its right not to renew the terms of the existing Executive Agreements. In connection with this transition, the Corporation intends to evaluate other arrangements to attract and retain qualified executives, including the adoption of severance policies which would be applicable to the named executive officers and to certain other employees of the Corporation, as designated by the Compensation Committee of the Corporation.

Each of the named executive officers with an Executive Agreement has been informed of the Corporation’s intent to transition away from the use of the Executive Agreements, including providing each of the named executive officers with a notice of nonrenewal not less than 90 days prior to the expiration of his contract. As part of this transition, on April 3, 2014, ESA Management provided notice to Mr. Crage of its intent not to renew the employment term under his Executive Agreement, which will expire on July 6, 2014. The Corporation intends to provide similar notice to the remaining named executive officers with Executive Agreements as their respective contracts expire.

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Summary Compensation Table

The following table sets forth the total compensation paid to the named executive officers by HVM and ESA Management, as applicable, for the services performed during the fiscal years ended December 31, 2012 and December 31, 2013. As described above, pursuant to the Services Agreement, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
James L. Donald,	2013	$900,000	—	—	$450,000	$20,815	(2)	$1,370,815
Chief Executive Officer	2012	$774,590	—	$6,661,995	$770,018	$16,738		$8,223,341

Peter J. Crage,	2013	$499,600	—	—	$366,951	$3,498	(3)	$870,049
Chief Financial Officer	2012	$531,479	—	—	$495,131	$67,187		$1,093,797

Ross W. McCanless,	2013	$333,500	—	—	$239,439	$40,765	(4)	$613,704
Chief Legal Officer

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the year December 31, 2013 of the Corporation and ESH REIT.
(2)	This amount represents the cost of travel to and from Charlotte, North Carolina.
(3)	This amount represents the matching contributions made to the 401(k) Plan on Mr. Crage’s behalf.
(4)	This amount includes (i) $40,000 which represents the transaction bonus paid to Mr. McCanless following the completion of our initial public offering and (ii) $765 which represents the matching contributions made to the 401(k) Plan on Mr. McCanless’ behalf.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2013. The estimated possible payouts of the non-equity incentive plan awards in 2013, and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Paired Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)(1)	Target ($)	Maximum ($)
James L. Donald	—	$450,000	$900,000	$1,800,000	—	—
Peter J. Crage	—	$249,800	$499,600	$999,200	—	—
Ross W. McCanless	—	$0	$333,500	$667,000	—	—

(1)	For Messrs. Donald and Crage, the amounts in this column represent the minimum amounts payable pursuant to the terms of the Executive Agreements.
(2)	The amounts included in the “Stock Awards” column represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the year December 31, 2013 of the Corporation and ESH REIT.

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Executive Agreements

As noted above, HVM entered into Executive Agreements with each of the named executive officers, other than Mr. McCanless. As part of the Pre-IPO Transactions, ESA Management assumed and acknowledged the terms of each of the Executive Agreements, making conforming changes to reflect the new employer. Each of the Executive Agreements generally provides for a two-year employment term that will be subject thereafter to automatic one-year extensions unless ESA Management provides written notice of non-extension at least 90 days prior to the end of the term. The Executive Agreements set forth the executive’s base salary and annual bonus opportunity and provide that each executive is generally able to participate in all employee benefit plans generally available to similarly situated employees. Mr. Donald is entitled to reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, as well as complimentary lodging at an Extended Stay hotel. Mr. Crage is entitled to reimbursement of reasonable and documented out-of-pocket expenses in accordance with ESA Management policies incurred in connection with the executive’s relocation during the one year following a termination without Cause or for Good Reason (each as defined below under “—Potential Payments Upon Termination or Change in Control”) or upon expiration of the employment term.

In addition, each of Mr. Donald and Mr. Crage is subject to provisions regarding confidentiality and non-disparagement, as well a non-solicitation and non-competition restriction that extends for one year following a termination of employment (for Mr. Crage, in the event of termination due to expiration of the employment term, for six months following a termination).

The Executive Agreements also provide for severance upon certain termination of employment events, as described below under “—Potential Payments Upon Termination or Change in Control.”

As discussed above, in connection with the Corporation’s transition away from the Executive Agreements, Mr. Crage was provided notice of ESA Management’s intent not to renew his Executive Agreement. Mr. Crage’s Executive Agreement will expire on July 6, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2013.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
James L. Donald	451,265	(2)(3)	$11,850,219
Peter J. Crage	123,274	(2)(4)	$3,237,175
Ross W. McCanless	60,167	(2)(5)	$1,579,985

(1)	As of December 31, 2013, the fair market value of a Paired Share was $26.26.
(2)

In connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares generally vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested as of immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions

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except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable lock-up agreements and share ownership guidelines.
(3)	Pursuant to the terms of the RPSA, (i) 150,422 of Mr. Donald’s Paired Shares vested on February 21, 2014, (ii) 150,421 Paired Shares are scheduled to vest on February 21, 2015 and (iii) 150,422 Paired Shares are scheduled to vest on February 21, 2016.
(4)	Pursuant to the terms of the RPSA, Mr. Crage’s Paired Shares are scheduled to vest as follows: (i) 61,637 Paired Shares on July 7, 2014 and (ii) 61,636 Paired Shares on July 7, 2015.
(5)	Pursuant to the terms of the RPSA, Mr. McCanless’ Paired Shares are scheduled to vest as follows: (i) 20,056 Paired Shares on May 2, 2014, (ii) 20,055 Paired Shares on May 2, 2015 and (iii) 20,056 Paired Shares on May 2016.

Stock Vested

The following table summarizes the Paired Shares vested by each of the named executive officers during the fiscal year ended December 31, 2013.

Name	Stock Awards
	Number of Paired Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
James L. Donald	300,844	$6,016,880
Peter J. Crage	123,274	$2,465,480
Ross W. McCanless	40,114	$802,280

(1)	This column represents (i) the number of Paired Shares with a value equivalent to the Profit Units which vested prior to the completion of our initial public offering during the fiscal year ended December 31, 2013 and (ii) the number of Paired Shares with a value equivalent to the Profit Units which were scheduled to vest only on a Change of Control Transaction, in each case based on the per Paired Share initial public offering price of $20.00. The number of Paired Shares in this column includes a number of Paired Shares which were settled in cash (representing the named executive officer’s respective portion of the $2.4 million cash distribution from Holdings to certain holders of Profit Units).

Potential Payments Upon Termination or Change in Control

Executive Agreements

The payments and benefits upon each termination of employment scenario as described herein (other than accrued benefits) are generally conditioned upon the execution of a general release of claims against ESA Management and the executive’s compliance with certain restrictive covenants discussed above.

Messrs. Donald and Crage

Upon a termination of employment during the employment term by ESA Management without Cause or by the executive for Good Reason or, with respect to Messrs. Donald and Crage, termination of employment due to expiration of the employment term due to the nonrenewal by ESA Management, they would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	A lump sum payment equal to the sum of base salary and target annual bonus, each as in effect as of the date of termination (six months of base salary continuation and 50% of target annual bonus in the event of termination of employment due to expiration of the employment term due to nonrenewal by ESA Management, for Mr. Crage).

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•	Pro-rata annual bonus for the year in which termination occurs determined by multiplying the target annual bonus amount by a fraction, the numerator of which is the number of days in such year through the termination date and the denominator of which is 365 (“Pro-Rata Bonus”); and

•	In accordance with usual policies as if the executive had continued employment, payment of an amount equal to the cost of coverage under employee benefit plans generally available to similarly situated employees of ESA Management (“Benefits Continuation”) for the one-year period (or six-month period in the event of termination due to expiration of the employment term for Mr. Crage) following the date of termination, including COBRA premiums.

Upon a termination without Cause or for Good Reason upon or within 180 days following a Change in Control, Mr. Donald would instead receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a lump sum payment equal to two times the sum of base salary and target annual bonus, each as in effect as of the date of termination, a Pro-Rata Bonus and Benefits Continuation for the two-year period following the date of termination, including COBRA premiums. As discussed above, as part of the Pre-IPO Transactions, ESA Management assumed and acknowledged the terms of each of the Executive Agreements. In connection with the assumption of the Executive Agreement for Mr. Donald, the definition of “Change of Control Transaction” was replaced with the definition of “Change in Control” as defined below.

Upon termination due to death, the estates of Messrs. Donald and Crage would receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a Pro-Rata Bonus.

Upon a termination due to Disability, Messrs. Donald and Crage would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	base salary continuation (at the rate in effect on the date of termination) for the greater of (x) the balance of the calendar year in which the executive is deemed to have a Disability and (y) six months; and

•	a Pro-Rata Bonus.

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Equity Awards

Prior to the completion of the initial public offering, each of the named executive officers had been awarded grants of Profit Units. As noted herein, in connection with the Pre-IPO Transactions, the Profit Units were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedules that applied to the Profit Units, except that (i) any Paired Shares received in respect of vested Profit Units were generally received free and clear of restrictions and (ii) any Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). Any restricted Paired Shares will immediately vest upon a Change in Control of the Company, as defined below.

	Base Salary	Bonus Amount	Pro-Rata Bonus(1)	Benefits Continuation(2)	Equity Acceleration(3)	Total
	Death
James L. Donald	—	—	$900,000	—	—	$900,000
Peter J. Crage	—	—	$499,600	—	—	$499,600
Ross W. McCanless	—	—	—	—	—	—

	Disability(4)
James L. Donald	$450,000	—	$900,000	—	—	$1,350,000
Peter J. Crage	$249,800	—	$499,600	—	—	$749,400
Ross W. McCanless	—	—	—	—	—	—

	Upon Termination by ESA Management due to Non-renewal of the Term
James L. Donald	$900,000	$900,000	$900,000	$15,332	—	$2,715,332
Peter J. Crage	$249,800	$249,800	$499,600	$7,666	—	$1,006,866
Ross W. McCanless	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
James L. Donald	$900,000	$900,000	$900,000	$15,332	—	$2,715,332
Peter J. Crage	$499,600	$499,600	$499,600	$15,332	—	$1,514,132
Ross W. McCanless	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(5)
James L. Donald	$1,800,000	$1,800,000	$900,000	$30,664	$11,850,219	$16,380,883
Peter J. Crage	$499,600	$499,600	$499,600	$15,332	$3,237,175	$4,751,307
Ross W. McCanless	—	—	—	—	$1,579,985	$1,579,985

(1)	Amounts in this column represent the executive’s annual target bonus amount payable assuming the applicable termination occurred on December 31, 2013.
(2)	Amounts in this column represent the reimbursement payments equal to the value of the benefits that would have been provided under the terms of the Executive Agreements had such termination not occurred (including COBRA).
(3)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested as of December 31, 2013. As of December 31, 2013, the fair market value of a Paired Share was $26.26.
(4)	For purposes of this table, the amount included under the “Base Salary” column is equal to six months of base salary, which represents the minimum base salary continuation provided under the terms of the executives’ Executive Agreements.
(5)	The equity acceleration reflected in this table occurs upon a Change in Control (assumed to occur on December 31, 2013), whether or not there is a termination of employment.

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For purposes of the Executive Agreements and equity awards, the terms below are generally defined as provided below:

•	“Cause” means any of the following: (i) willful fraud or gross misconduct or gross negligence in connection with the executive’s performance of duties under the Executive Agreement; (ii) the deliberate or intentional failure or willful malfeasance by the executive to substantially perform his duties under the Executive Agreement; (iii) conduct which is materially detrimental to the reputation, goodwill or business operations of ESA Management or any of its affiliates; or (iv) the conviction for, or plea of nolo contendere to, a charge of commission of a felony. With respect to Mr. Donald, no termination shall be for “Cause” as set forth in clause (ii) or (iii) above until (x) there shall have been delivered to Mr. Donald a copy of a written notice setting forth that Mr. Donald was guilty of the conduct set forth in clause (ii) or (iii) and specifying the particulars thereof in detail and (y) Mr. Donald shall have been provided an opportunity to be heard by the Board of ESH REIT.

•	“Change in Control” is defined in the Extended Stay America, Inc. 2013 Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

•	“Disability” is deemed to exist if, in the reasonable judgment of the Board of ESH REIT, the executive shall be rendered incapable of performing his duties to ESA Management by reason of any physical or mental impairment than can be expected to result in death or that can be expected to last for a period of either (i) six or more consecutive months from the first date of the executive’s absence due to the disability or (ii) nine months during any 12-month period.

•	“Good Reason” means (i) any materially adverse modification of the executive’s positions, responsibilities or titles; (ii) a reduction in the executive’s base salary; (iii) notice is provided of the termination of the applicable management agreement between ESA Management and the operating lessees (in the case of Mr. Donald’s Executive Agreement, such notice must be given other than in connection with a change in corporate structure that does not result in a reduction of his base salary or a materially adverse modification of his duties); and (iv) any failure by ESA Management to comply in all material respects with the provision of compensation and benefits as provided under the terms of the Executive Agreement, which breach remains uncured thirty (30) days after notice of such breach is delivered by the executive to ESA Management. Mr. Crage waived his right to terminate for Good Reason due to termination of the management agreements in accordance with the Pre-IPO Transactions.

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The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

Kevin W. Dinnie

Ty E. Wallach

Director Compensation

Neither HVM Manager nor the Manager Representatives received any compensation during fiscal year 2013, before or after the completion of our initial public offering.

Prior to the completion of our initial public offering, each of the non-voting managers of the board of managers of Holdings was entitled to receive an annual cash fee of $75,000 for services rendered on the board of managers of Holdings. In addition, each non-voting manager received a grant of Profit Units upon his appointment as a manager under the Amended and Restated ESH Hospitality Incentive Plan, as well as a grant of Profit Units under the Amended and Restated ESH Strategies Incentive Plan. The terms of the Profit Units are substantially similar to the terms of the Profit Units granted to the named executive officers under the Management Incentive Plan, as described under “—Equity Incentive Awards.” As described herein, in connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested as of immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable lock-up agreements and share ownership guidelines.

Following the completion of our initial public offering, the Compensation Committee adopted ESH REIT’s director compensation program which provides that each of the independent directors will receive an annual cash retainer of $65,000. Mr. Geoga will receive an additional $20,000 for serving as Chairman of the Board, and Mr. Wallman will receive an additional, $15,000 for serving as Audit Committee Chair. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $75,000.

On November 25, 2013, Mr. Geoga received a grant of 100,000 restricted Paired Shares in consideration of past services rendered to ESH REIT. These restricted Paired Shares will generally vest 50% annually over two years on each anniversary of the date of grant.

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The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2013.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$11,050	$2,408,000	(3)	—	$2,419,050
Chairman of the Board

Richard F. Wallman,	$10,400	—	(4)	—	$10,400
Director

Ty E. Wallach,	—	—		—	—
Director(5)

Kevin W. Dinnie,	—	—		—	—
Director(5)

Christopher K. Daniello,	—	—		—	—
Director(5)

(1)	With respect to Messrs. Geoga and Wallman, the amounts included in this column represent fees paid for services rendered following the completion of our initial public offering, as directors of ESH REIT.
(2)	The amounts included in the “Stock Awards” column represent the grant date fair value of the Paired Shares granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the year ended December 31, 2013 of the Corporation and ESH REIT.
(3)	As of December 31, 2013, Mr. Geoga held (i) 100,000 restricted Paired Shares which are scheduled to vest as follows: (x) 50,000 Paired Shares on November 25, 2014 and (y) 50,000 Paired Shares on November 25, 2015 and (ii) through the Douglas Geoga Family Dynasty Trust, 299,269 Paired Shares received in respect of Profit Units, of which 61,637 Paired Shares remain subject to time-vesting and are scheduled to vest on December 6, 2014. In addition, Mr. Geoga held, through the Douglas Geoga Family Dynasty Trust, 54,007 Paired Shares received in respect of his units in Holdings and 7 shares of voting preferred stock received in respect of his units in Strategies Holdings.
(4)	As of December 31, 2013, Mr. Wallman held 29,201 Paired Share received in respect of Profit Units, of which 18,041 Paired Shares remain subject to time-vesting as follows: (i) 6,014 Paired Shares on May 22, 2014, (ii) 6,013 Paired Shares on May 22, 2015 and (iii) 6,014 Paired Shares on May 22, 2016. In addition, Mr. Wallman held (i) 90,381 Paired Shares received in respect of his units in Holdings and (ii) 20 shares of voting preferred stock received in respect of his units in Strategies Holdings. Mr. Wallman also held, through the Richard F. Wallman IRA, 72,305 Paired Shares received in respect of units in Holdings.
(5)	Mr. Wallach, Mr. Dinnie and Mr. Daniello did not receive any compensation for services rendered during the 2013 fiscal year as managers on the boards of Holdings and ESH REIT, nor did they receive any compensation for services rendered during 2013 as directors of ESH REIT.

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PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, ESH REIT requests shareholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this Proxy Statement). This proposal is commonly known as a “say-on-pay” proposal.

As described in the Compensation Discussion and Analysis beginning on page 21 of this Proxy Statement, our executive compensation program is designed to (i) attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. As such, we believe that our executive compensation program, as detailed in the compensation tables and related narrative set forth on pages 27 to 34 of this Proxy Statement, is strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon ESH REIT. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board strongly endorses ESH REIT’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of ESH REIT approve, on an advisory basis, the executive compensation of ESH REIT’s named executive officers as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion contained in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

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PROPOSAL 4—ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

ESH REIT requests that the shareholders vote, on an advisory basis, to hold a shareholder advisory vote on executive compensation every three years. Shareholders are afforded the opportunity to indicate whether they would prefer an advisory vote on executive compensation every year, every two years or every three years or shareholders may abstain from voting on the proposal.

The Board believes that holding an advisory vote on executive compensation every three years provides our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results. An advisory vote every three years also provides the most effective timeframe for ESH REIT to understand and respond to vote results and shareholder feedback.

As an advisory vote, this proposal is not binding upon ESH REIT. However, our Board values the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE A TRIENNIAL ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of March 21, 2014 by:

•	each of the directors of the Corporation and ESH REIT;

•	each of the named executive officers of the Corporation and ESH REIT;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and directors of the Corporation and ESH REIT as a group.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class A Common Stock Beneficially Owned+		Shares of Class B Common Stock Beneficially Owned		Total Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	55,711,591	27.2%	7,035	33.2%	—	—	55,711,591	27.2%	55,711,591	12.2%	55,711,591	27.2%
c/o Centerbridge Partners, L.P. 375 Park Avenue, New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	55,711,591	27.2%	7,036	33.2%	—	—	55,711,591	27.2%	55,711,591	12.2%	55,711,591	27.2%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group, L.P.(3)	55,711,592	27.2%	7,034	33.2%	—	—	55,711,592	27.2%	55,711,592	12.2%	55,711,592	27.2%
c/o The Blackstone Group, L.P. 345 Park Avenue, New York, New York 10154
James L. Donald(4)	748,430	*	2	*	—	—	748,430	*	748,430	*	748,430	*
Peter J. Crage(5)	312,773	*	2	*	—	—	312,773	*	312,773	*	312,773	*
Thomas Seddon(6)	219,105	*	—	—	—	—	219,105	*	219,105	*	219,105	*
Jonathan S. Halkyard	—	—	—	—	—	—	—	—	—	—	—	—
M. Thomas Buoy(7)	72,675	*	—	—	—	—	72,675	*	72,675	*	72,675	*
Robert J. Joyce(8)	100,281	*	—	—	—	—	100,281	*	100,281	*	100,281	*
Douglas G. Geoga(9)	453,276	*	7	*	—	—	453,276	*	453,276	*	453,276	*
William A. Kussell(10)	116,783	*	3	*	—	—	116,783	*	116,783	*	116,783	*
Richard F. Wallman(11)	191,887	*	20	*	—	—	191,887	*	191,887	*	191,887	*
A.J. Agarwal(12)	—	—	—	—	—	—	—	—	—	—	—	—
Michael A. Barr(13)	—	—	—	—	—	—	—	—	—	—	—	—

37

	CORPORATION				ESH REIT
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class A Common Stock Beneficially Owned+		Shares of Class B Common Stock Beneficially Owned		Total Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
William D. Rahm(14)	—	—	—	—	—	—	—	—	—	—	—	—
Christopher K. Daniello(14)	—	—	—	—	—	—	—	—	—	—	—	—
Kevin W. Dinnie(12)	—	—	—	—	—	—	—	—	—	—	—	—
Ty E. Wallach(13)	—	—	—	—	—	—	—	—	—	—	—	—
All directors, director nominees and executive officers of the Corporation, as a group (15 persons)(15)	2,489,995	1.2%	36	*	—	—	2,489,995	1.2%	2,489,995	*	2,489,995	1.2%
All directors, director nominees and executive officers of ESH REIT, as a group (8 persons)(16)	1,803,746	*	31	*	—	—	1,803,746	*	1,803,746	*	1,803,746	*

+	100% of the Class A common stock of ESH REIT or 455,042,406 shares of Class A common stock is held by the Corporation.
*	Less than 1%.
(1)	Reflects 10,493,278 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 12,858,176 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 4,504,341 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 13,435,094 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 13,430,085 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 899,604 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 91,013 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners General Partner, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Offshore GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Centerbridge GP Investors, LLC is the general partner of Centerbridge Associates, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of Centerbridge Credit GP Investors, L.L.C., Centerbridge Credit Offshore GP Investors, L.L.C. and Centerbridge GP Investors, LLC, share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.
(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group, L.P. (the “Partnerships”) as follows: 10,214,102 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 10,349,433 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 3,451,734 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 69,603 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 6,569,209 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 14,121,731 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 10,765,860 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 169,920 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P. The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P. and Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C.

The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The managing member of Blackstone Holdings III GP L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	Includes 300,843 restricted Paired Shares owned by Mr. Donald.
(5)	Includes 123,273 restricted Paired Shares owned by Mr. Crage.
(6)	Includes 135,379 restricted Paired Shares owned by Mr. Seddon.
(7)	Includes 30,083 restricted Paired Shares owned by Mr. Buoy.
(8)	Includes 60,167 restricted Paired Shares owned by Mr. Joyce.
(9)

Includes 100,000 restricted Paired Shares owned by Mr. Geoga and 61,637 restricted Paired Shares owned by Mr. Geoga and held through the Douglas Geoga Family Dynasty Trust. Mr. Geoga owns 291,639 Paired Shares, 61,637 restricted Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas

38

Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares, restricted Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.
(10)	Includes 18,491 restricted Paired Shares owned by Mr. Kussell.
(11)	Includes 18,041 restricted Paired Shares owned by Mr. Wallman. Mr. Wallman owns 72,305 Paired Shares through the Richard F Wallman IRA.
(12)	Messrs. Agarwal and Dinnie own no Paired Shares or shares of voting preferred stock directly. Messrs. Agarwal and Dinnie are employees of Blackstone, but each disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Messrs. Agarwal and Dinnie is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.
(13)	Messrs. Barr and Wallach own no Paired Shares or shares of voting preferred stock directly. Messrs. Barr and Wallach are employees of Paulson, but each disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Messrs. Barr and Wallach is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.
(14)	Messrs. Daniello and Rahm own no Paired Shares or shares of voting preferred stock directly. Messrs. Daniello and Rahm are employees of Centerbridge, but each disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Messrs. Daniello and Rahm is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.
(15)	Includes 300,843 restricted Paired Shares owned by Mr. Donald, 123,273 restricted Paired Shares owned by Mr. Crage, 135,379 restricted Paired Shares owned by Mr. Seddon, 33,533 restricted Paired Shares owned by Ms. Plummer, 30,083 restricted Paired Shares owned by Mr. Buoy, 60,167 restricted Paired Shares owned by Mr. McCanless, 60,167 restricted Paired Shares owned by Mr. Joyce, 20,055 restricted Paired Shares owned by Mr. Weissman, 100,000 restricted Paired Shares owned by Mr. Geoga, 61,637 restricted Paired Shares owned by Mr. Geoga through the Douglas Geoga Family Dynasty Trust, 18,491 restricted Paired Shares owned by Mr. Kussell and 18,041 restricted Paired Shares owned by Mr. Wallman.
(16)	Includes 300,843 restricted Paired Shares owned by Mr. Donald, 123,273 restricted Paired Shares owned by Mr. Crage, 60,167 restricted Paired Shares owned by Mr. McCanless, 100,000 restricted Paired Shares owned by Mr. Geoga, 61,637 restricted Paired Shares owned by Mr. Geoga through the Douglas Geoga Family Dynasty Trust and 18,041 restricted Paired Shares owned by Mr. Wallman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2013. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2013.

39

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to ESH REIT than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of ESH REIT. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

Please see “Certain Relationships and Related Party Transactions—Related Party Transactions” in the Corporation’s Proxy Statement for a description of the related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2013, which information is incorporated by reference herein.

40

OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.extendedstayamerica.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The ESH REIT Corporate Governance Guidelines, ESH REIT Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of ESH REIT Shareholders

A list of our shareholders as of March 21, 2014, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2014 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

Ross W. McCanless

Chief Legal Officer and Secretary

Charlotte, North Carolina

April 15, 2014

41

EXTENDED STAY AMERICA, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M71406-TBD                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXTENDED STAY AMERICA, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of Extended Stay America, Inc. the nominees listed below:			☐	☐	☐
Nominees:
	01)	Douglas G. Geoga	05) William A. Kussell
	02)	A.J. Agarwal	06) William D. Rahm
	03)	Michael A. Barr	07) Richard F. Wallman
	04)	James L. Donald
The Board of Directors recommends you vote “FOR” proposals 2 and 3.									For	Against	Abstain
2.	Proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014								☐	☐	☐
3.	Proposal for an advisory vote on the Corporation’s executive compensation								☐	☐	☐
								EVERY	EVERY TWO	EVERY THREE
The Board of Directors recommends you vote “FOR EVERY THREE YEARS”.								YEAR	YEARS	YEARS	ABSTAIN
4.	Proposal for an advisory vote on the frequency of advisory votes on the Corporation’s executive compensation							☐	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2013 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

M71407-TBD

EXTENDED STAY AMERICA, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 21, 2014 10:00 AM

The shareholder(s) of Extended Stay America, Inc. (the “Corporation”) referenced on the reverse side hereof hereby appoints James L. Donald and Ross W. McCanless, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of the Corporation’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on the 21st day of May, 2014, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014; “FOR” the approval, on an advisory basis, of the Corporation’s executive compensation; and “FOR EVERY THREE YEARS”, on an advisory basis, of the frequency of advisory votes on the Corporation’s executive compensation. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side

ESH HOSPITALITY, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 300 CHARLOTTE, NC 28277	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M71408-TBD            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESH HOSPITALITY, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of ESH Hospitality, Inc. the nominees listed below:			☐	☐	☐
Nominees:
	01)	Douglas G. Geoga	04) Ty E. Wallach
	02)	Christopher K. Daniello	05) Richard F. Wallman
	03)	Kevin W. Dinnie
The Board of Directors recommends you vote “FOR” proposals 2 and 3.									For	Against	Abstain
2.	Proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014								☐	☐	☐
3.	Proposal for an advisory vote on ESH REIT’s executive compensation								☐	☐	☐
								EVERY	EVERY TWO	EVERY THREE
The Board of Directors recommends you vote “FOR EVERY THREE YEARS”.								YEAR	YEARS	YEARS	ABSTAIN
4.	Proposal for an advisory vote on the frequency of advisory votes on ESH REIT’s executive compensation							☐	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2013 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

M71409 -TBD

ESH HOSPITALITY, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 21, 2014 11:00 AM

The shareholder(s) of ESH Hospitality, Inc. (“ESH REIT”) referenced on the reverse side hereof hereby appoints James L. Donald and Ross W. McCanless, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of ESH REIT’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of ESH REIT to be held on the 21st day of May, 2014, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014; “FOR” the approval, on an advisory basis, of ESH REIT’s executive compensation; and “FOR EVERY THREE YEARS”, on an advisory basis, of the frequency of advisory votes on ESH REIT’s executive compensation. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side